PIMCO Funds  Shareholder Update
and Semi-Annual Report


This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.

                            [ARTWORK APPEARS HERE]


If investment jargon has you confused, take a quick course in "Street Talk." Class is in session on page 2.


December 31, 1998
Multi-Manager Series
Share Class
(D)


Equity Income
Value
Renaissance
Tax-Efficient Equity
Capital Appreciation
Mid-Cap Growth
Innovation




Page 2  Today's Investor
Wall Street 101--A quick course in Street Talk
--------------------------------------------------------------------------------
Page 4  Market Review
--------------------------------------------------------------------------------
Page 5  Manager Spotlight
PIMCO Innovation Fund's Dennis McKechnie
--------------------------------------------------------------------------------
Page 6  In The News
Recent News on PIMCO Funds
--------------------------------------------------------------------------------
Page 7  Overview: Comprehensive Fund Family
--------------------------------------------------------------------------------
Page 9  Multi-Manager Series
PIMCO Funds Semi-Annual Report

Today's
Investor


Wall Street 101--A quick course in Street Talk


[ARTWORK APPEARS HERE]

Are you puzzling over P/Es? Having trouble telling a small cap from a pillbox hat? Take heart. You're in good company. Today, millions of Americans are learning the language of Wall Street. That's because more and more of us are investing in the market. In the past ten years, we've doubled the percentage of our assets we invest in stocks. In fact, stocks now represent a greater share of our personal wealth than our homes do. And mutual funds have overtaken banks as our investment medium of choice.

So, to give you a leg up on some of the basic jargon, we've put together this short overview. It's intended to give you a better understanding of what's happening on Wall Street and in your investment portfolio.

The Bulls Versus the Bears
Despite some bumps in the road, for the past eight years the stock market has posted one of the all-time great "bull runs" . A bull run is just another way of saying bull market, which typically refers to a prolonged period of rising stock, bond or commodity prices. A bear market is just the opposite. Many bears view 1998's sharp and frequent fluctuations (i.e., volatility) as the early stages of a down market. Bulls, on the other hand, see these dizzying bursts of volatility as mere blips in the course of a continuing upward trend.

A New Economy?
1998 was the fourth consecutive year the overall stock market gained over 20%. This unprecedented performance has led some observers to speculate about a new paradigm, or a new set of rules governing the market. You'll also hear Wall Street bulls and Silicon Valley pundits talking about a new economy. That's a term they use to describe the way globalization and information technologies are changing the way the economy works. Governments around the world are stepping back and allowing the free market to drive their economies. The spirit of enterprise is widespread, and new technological innovations have made it possible for businesses to do more at lower cost and in less time.

The Pros and Cons of Globalization
Many large American companies have expanded their overseas operations in recent years, partly in response to a new, friendlier international business climate. In fact, many of these multinationals now earn more of their profits abroad than at home. In many ways, this globalization has been a boon to the American market and to the individual investor.

Percent of Foreign Sales
Many companies derive a large portion of their sales from foreign countries.

                            [BAR CHART APPEARS HERE]


                   Percent of Foreign Sales
                   Many companies derive a large portion of their sales from foreign countries.

                          Coca-Cola               64%
                          McDonalds               49%
                          General Electric        42%
                          Nike                    40%

Based on non-U.S. sales, 1997.
Source: Company annual reports.


But it's a double-edged sword. These new rewards have brought new risks. When companies are so heavily invested in overseas markets, and so reliant on foreign earnings, they are more vulnerable to international crises such as those that occurred in recent years. So even though you may not be investing directly in international stocks or mutual funds, your investments may not be immune to international turmoil. In fact, the Asian crisis that began in 1997 and the collapse of the Russian economy in 1998 are two threats to the ongoing health of the bull market.


Short-Term Market Gyrations Were the Norm Last Year
The bulls and the bears could each make a case for their views given the market's volatility in 1998


                           [LINE GRAPH APPEARS HERE]

                          STANDARD & POOR'S 500 INDEX

 1/2       975.04         5/1      1121.00          9/4      973.89
 1/9       927.69         5/8      1108.14         9/11     1009.06
1/16       961.51        5/15      1108.73         9/18     1020.09
1/23       957.59        5/22      1110.47         9/25     1044.75
1/30       980.28        5/29      1090.82
                                                   10/2     1002.60
 2/6      1012.46         6/5      1113.86         10/9      984.39
2/13      1020.09        6/12      1098.84        10/16     1056.42
2/20      1034.21        6/19      1100.65        10/23     1070.67
2/27      1049.34        6/26      1133.20        10/30     1098.67

 3/6      1055.69         7/3      1146.42         11/6     1141.01
3/13      1068.61        7/10      1164.33        11/13     1125.72
3/20      1099.16        7/17      1186.75        11/20     1163.55
3/27      1095.44        7/24      1140.80        11/27     1192.29
                         7/31      1120.67
 4/3      1122.70                                  12/4     1176.74
4/10      1110.67         8/7      1089.45        12/11     1166.46
4/17      1122.72        8/14      1062.75        12/18     1188.03
4/24      1107.90        8/21      1081.18        12/25     1226.27
                         8/28      1027.14

The Ongoing Appeal of Blue Chips
A common strategy to manage risk during times of instability is to focus on higher quality investments. In the case of equities, quality means "blue chips", a term, which derives from the most expensive (blue) chips, used in poker. Most blue-chip stocks are household names, like IBM, Coca-Cola, Gillette and Walt Disney. They have long records of profit, growth and solid reputations for the high standard of their management, products and services. Their relatively high stock prices are often justified by their unique combination of growth and stability. The largest capitalized stocks are known collectively as "The Nifty Fifty."

Disappearing Dividends
Blue-chip stocks have had a long-standing reputation for paying dividends, the portion of a company's net profits it pays to its shareholders. But increasingly, blue chip and many other companies are reinvesting their earnings in their own businesses to pay for expansion, research and marketing. A dividend certainly can no longer be taken as a measure of a company's success, as it once was. For example, thriving companies like Microsoft, Cisco, and Oracle do not pay them.

The Valuation Game
As an investor, you can determine the value of a stock in a number of ways. One of the most commonly used is a stock's "price/earnings (P/E) ratio", also known as its multiple. Because a stock is essentially a claim on a company's future profits, it's important to know how much you're paying for each dollar of that profit. The P/E will give you the answer. And it's obtained by dividing the price of a stock by its earnings per share. Here's an example:


        How to Calculate P/E
        (Stock price / Earnings per share)

        Stock price                $40
       .Earnings per share         /$2
        ------------------------------
        = P/E ratio                 20


While P/Es are fairly straight forward, it's important to know what's being used as the "earnings per share" figure. P/Es may be based on earnings for the most recent four quarters (i.e. trailing P/Es) or on a forecast of next year's earnings (i.e. forward P/Es). The Wall Street Journal's stock quotations, for example, list trailing P/Es.

In the past, stocks with high P/Es (over 20) tended to belong to young, dynamic companies. Low P/E stocks were associated with older, more mature companies. But in these days of soaring stock prices, many blue-chip stocks have sported record-high P/Es. As of December 31, 1998, well-established companies like Gillette and Coca-Cola had P/Es over 40.

Net Stocks--How High is Up?
The truth is, no one really knows how to value "Net" (Internet) stocks, like Yahoo! and Amazon.com. As their prices have soared up, up, and away, they've left the old rules of valuation behind in the dust. Despite sky-high stock prices, many Internet companies have yet to make a dime of profit, making P/E ratios virtually meaningless. As a result, many analysts have turned to price/sales (P/S) ratios and price/cash-flow (P/CF) ratios in an attempt to measure what these companies actually earn each year.

Diversification--the Real Name of the Game
One last thing to keep in mind--your best protection against all the market's ups and downs is to maintain a well-balanced portfolio. That means working with your financial advisor to ensure that you have the right mix of stock, bond and money market funds. That's called asset allocation, and some experts believe it is the single most important factor in determining the long-term success of your portfolio, even more important than the specific investments you choose.

A truly diversified portfolio includes funds with different investment styles (growth, value, etc.). That way, it can be more resilient as economic conditions change. You may also want to consider funds that specialize in different geographic regions or different business sectors. Your choices all depend on your individual investment goals and risk tolerance. And, always remember, your financial advisor can help you determine what's right for you.


America Online's Stock Increased over 400% in 1998
High growth prospects led to sky-high return for many Internet companies.


                           [LINE GRAPH APPEARS HERE]

         AMERICAN ONLINE'S STOCK PRICE RANGE FROM 12/31/97 - 12/31/98

 1/2      22 13/32        5/1       41 3/4          9/4           43
 1/9      21 11/32        5/8     45  1/16         9/11       47 1/2
1/16        23 1/4       5/15     42 15/32         9/18     48 15/16
1/23      23 13/16       5/22     42  5/16         9/25        57/38
1/30      23 29/32       5/29     41 21/32
                                                   10/2     53 19/32
 2/6        24 5/8        6/5       41 5/8         10/9     46  5/32
2/13      28  9/16       6/12      43 9/16        10/16           51
2/20      29 55/64       6/19      48 3/16        10/23     57 15/32
2/27      30 11/32       6/26       53 7/8        10/30     63 11/16

 3/6        30 3/8        7/3      55 5/32         11/6           70
3/13      31 29/32       7/10       56 1/4        11/13           70
3/20        31 1/4       7/17           64        11/20       84 7/8
3/27        34 1/2       7/24     59 19/32        11/27       94 7/8
                         7/31     58  9/16
 4/3        37 1/4                                 12/4           88
4/10        36 3/4        8/7     55 15/16        12/11      91 9/16
4/17      36 25/32       8/14       53 1/8        12/18      104 1/4
4/24        37 1/4       8/21     55  1/16        12/25      136 5/8
                         8/28       48 1/8

Returns from America Online from 12/31/97- 12/31/98. Past performance is no guarantee of future results.

Market
Review

Stock Market
Another Strong Year for Stocks


The stock market realized a strong performance in 1998 despite a mid-year downturn.

                           [LINE GRAPH APPEARS HERE]

                                S&P 500 INDEX

 1/2       975.04         5/1      1121.00          9/4      973.89
 1/9       927.69         5/8      1108.14         9/11     1009.06
1/16       961.51        5/15      1108.73         9/18     1020.09
1/23       957.59        5/22      1110.47         9/25     1044.75
1/30       980.28        5/29      1090.82
                                                   10/2     1002.60
 2/6      1012.46         6/5      1113.86         10/9      984.39
2/13      1020.09        6/12      1098.84        10/16     1056.42
2/20      1034.21        6/19      1100.65        10/23     1070.67
2/27      1049.34        6/26      1133.20        10/30     1098.67

 3/6      1055.69         7/3      1146.42         11/6     1141.01
3/13      1068.61        7/10      1164.33        11/13     1125.72
3/20      1099.16        7/17      1186.75        11/20     1163.55
3/27      1095.44        7/24      1140.80        11/27     1192.29
                         7/31      1120.67
 4/3      1122.70                                  12/4     1176.74
4/10      1110.67         8/7      1089.45        12/11     1166.46
4/17      1122.72        8/14      1062.75        12/18     1188.03
4/24      1107.90        8/21      1081.18        12/25     1226.27
                         8/28      1027.14

The stock market had more than its share of ups and downs in 1998. However, by the end of the year the overall stock market posted its fourth consecutive 20%+ gain. The year began with a jolt as the market dropped in January but then rebounded quickly. In the second quarter of 1998, a recurring case of the Asian flu dealt a powerful blow to the market, and that mood prevailed through most of the third quarter. Then Alan Greenspan came to the rescue, enacting the first of three interest rate cuts in late September. The market resumed the climb it had begun in the first quarter, albeit more quickly.

Throughout much of the year the market was propelled by technology issues and, more specifically, Internet stocks. Despite concerns about overvaluation, Internet stocks continued their meteoric ascent, dumbfounding Wall Street pundits. And the rally spread to computers, as Year 2000-motivated PC purchases and better inventory management boosted this industry in the fourth quarter, lifting semiconductor and semiconductor-related stocks as well.

A few areas in the equity markets saw disappointing returns this year. Energy stocks suffered from the low price of oil. Small-caps under-performed as investors continued their flight to quality, seeking blue-chip names instead of smaller, relatively unknown companies. Also, though Europe was boosted by the inception of the European Monetary Union, most other international regions did poorly. Devaluations, high interest rates, and failing economies dragged many Asian and Latin American countries' markets down.

Looking ahead, we remain cautiously optimistic about the stock market. We believe there is a strong possibility of an earnings slowdown in the coming year, which could temper the market but not push it into negative territory. Stock selection will be of utmost importance, and we believe that many good opportunities still exist.


--------------------------------------------------------------------------------

Bond Market
Good Times for Bonds


Bond prices have risen in the past year, as interest rates have fallen.

                           [LINE GRAPH APPEARS HERE]

                          30-YEAR U.S. TREASURY RATES

 1/2      5.839           5/1      5.934            9/4          5.289
 1/9      5.729           5/8      5.978           9/11          5.230
1/16      5.810          5/15      5.973           9/18          5.148
1/23      5.971          5/22      5.901           9/25          5.110
1/30      5.801          5/29      5.803
                                                   10/2          4.841
 2/6      5.921           6/5      5.788           10/9          5.116
2/13      5.850          6/12      5.663          10/16          4.979
2/20      5.872          6/19      5.670          10/23          5.179
2/27      5.924          6/26      5.633          10/30          5.158

 3/6      6.020           7/3      5.600           11/6          5.388
3/13      5.894          7/10      5.626          11/13          5.251
3/20      5.886          7/17      5.747          11/20          5.219
3/27      5.959          7/24      5.687          11/27          5.160
                         7/31      5.714
 4/3      5.795                                    12/4          5.041
4/10      5.882           8/7      5.632          12/11          5.025
4/17      5.877          8/14      5.541          12/18          4.999
4/24      5.946          8/21      5.434          12/25          5.217
                         8/28      5.339

Six months ago in our annual report to shareholders we predicted the yield on long-term U.S. Treasury bonds could range from 4 to 6%, with the 5% "handle" containing most of the movement. This was evident in the past two quarters, as late in the third quarter yields fell to below 5% for the first time since 1967. Yields remained around 5% through the end of the year.

The Treasury market benefited from continued global turmoil. The economic problems that began in Asia and spread to Russia this past summer, have more recently affected Latin America, particularly Brazil. Unsuccessful action by the International Monetary Fund further unsettled investor confidence. This global uncertainty contributed to a massive flight to quality, as investors around the world sought relative safety in U.S. Treasuries.

Although the municipal bond market did not benefit from the global flight to quality, the sector is currently experiencing a resurgence, with some non-taxable yields actually higher than Treasuries. While Treasuries prospered, some other sectors of the fixed income market missed out on the rally. For example, investment grade corporate bonds along with high yield bonds were hurt by fears that global problems would affect U.S. corporate earnings and growth.

Going forward, we expect to see more countries acting to defend their currencies, either by raising interest rates or tightening control of capital. In either case, we believe financial uncertainties around the world may increase, ultimately causing the U.S. economy to slow from its accelerated pace. We expect the Federal Reserve may again cut interest rates in the second half of 1999, reducing the Fed Funds rate to the 4-4.5% range. And if inflation remains in its current low range, the real rate of returns on bonds should be historically high, making this a relatively attractive opportunity for bond investors.

Manager
Spotlight



PIMCO Innovation Fund
Dennis McKechnie



[PICTURE OF DENNIS MCKECHNIE APPEARS HERE]


By all measures, the high-tech PIMCO Innovation Fund has been an excellent performer. In 1998 it posted a 79% return. And since its inception in 1994 it has posted a 36.6% annual return, versus 26.1% from the Lipper Science & Technology Fund Average. To learn more about Innovation we spoke with Fund manager Dennis McKechnie.


Q: Technology as a whole had a great year in 1998, led by the Internet industry. Why do you think these stocks were such high-flyers?

A: I believe Wall Street is coming to appreciate the tremendous growth potential of this medium. The release of the Starr report over the Internet and the exponential increase in holiday shopping via the Web were two important drivers. And we are seeing a lot of companies increasing their Internet advertising budgets, which is an indicator of the growing power of the Internet.

Q: Can you give us an example of a winning Internet holding?

A: America Online was one of our best performers. The company has consistently beaten Wall Street expectations in key factors such as subscriber growth, advertising traffic and electronic commerce revenues. And AOL has added new growth aspects to its story through acquisitions of companies such as Mirabilis and Netscape, which bring it additional exposure to informal chat services and corporate Internet users.

Q: What is your outlook for Internet stocks going forward?

A: We have been very successful in buying the Internet group, with initial purchases of key holdings 15-30 months ago. We're working hard to ensure that we are equally successful in paring the group and/or individual names if the time comes. We're looking at all Internet stocks with a discriminating eye, since there certainly is concern about overvaluation.

Q: How about an example of a non-Internet success?

A: Nokia contributed meaningfully to the Fund's performance, driven by greater demand for cellular phones and Nokia's astute product positioning relative to its competition. Cellular phones are experiencing accelerated growth as the new digital technology makes both the phones and the service less expensive. Nokia's products have garnered higher customer satisfaction than phones from Ericsson and Motorola, leading to an increase in demand.

Q: What other technology-related areas have you focused on?

A: We are very optimistic about the personal computer, semiconductor and disk drive areas as a result of recent data as well as anecdotal information. PC manufacturers have been able to overcome the excess inventory and oversupply that had plagued them for much of 1998.

Also, PC demand at the retail level has been very strong. And it's becoming increasingly likely that the Year 2000 problem will drive incremental PC demand for all of 1999, as corporations race to replace their non-compliant systems, rather than attempt to fix them. This bodes well for the semiconductor and other PC-related industries as well.

Q: Despite the Innovation Fund's success, it has been less volatile than other tech funds. How do you achieve this balance?

A: We have a relatively more diversified portfolio than many of our counterparts. In addition to traditional tech firms we also can invest in companies in other industries that use technology in innovative ways to advance their business.

Q: Can you give us an example of a non-traditional tech holding?

A: Sofamor Danek is one of our successes that benefited from the use of technology. The company is a developer of devices used by surgeons to correct spinal disorders. The market for these products is growing more than 30% per year and Sofamor Danek is the industry leader. The company is an attractive investment that garnered attention from a much larger medical technology company, Medtronic, which has made an offer to buy it at a premium.

Q: What's your outlook for technology stocks going forward?

A: Despite the sector's success, we believe there continues to be many long-term investment opportunities. There will undoubtedly be some bumps in the road, so we feel a dollar cost averaging plan is a smart way to approach an investment in the Fund.


The views of Mr. McKechnie are not indicative of the future performance of any PIMCO Fund. Please refer to page 16 for more complete performance information on the Innovation Fund.

With a dollar cost averaging plan there is no assurance of making a profit or a guarantee against loss during declining markets. Investors should consider their ability to continue investing during periods of declining markets.

In The
News


Recent News on PIMCO Funds


The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles:


 . Innovation Fund's High-Tech Success The high-tech PIMCO Innovation Fund was named the Fund of the Year by Mutual Funds magazine. In recent months the Fund has been featured in The Wall Street Journal, Barron's, USA Today and SmartMoney. For additional Fund details turn to page 16.


 . Bill Gross Named Manager of the Year Bill Gross, manager of the PIMCO Total Return, Low Duration, Short-Term and StocksPLUS Funds was named Morningstar's 1998 Fixed Income Manager of the Year. In its presentation of the award, Morningstar said, "Gross has set PIMCO apart by building a fixed income management process that blends discipline and flexibility. The firm's investment committee has moved aggressively to take advantage of declining interest rates, but has also protected shareholders from losses by taking a more defensive position in time to avoid shakier markets."

 . Tempering Risk and Reward Morningstar praised the managers of the PIMCO Capital Appreciation and Mid-Cap Growth Funds for their prudent investment technique. Morningstar said Mid-Cap Growth "tempers the risks of growth investing without sacrificing the rewards" (8/98). Of the Capital Appreciation Fund it pointed out that its "since inception return still outstrips the average large-blend vehicle's by a healthy margin...but the co-managers don't take many chances"(12/98).

 . A High Yield Standout The Wall Street Journal, Barron's Online and Investor's Business Daily all took note of PIMCO High Yield Fund's outstanding record in 1998.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of December 31, 1998.


--------------------------------------------------------------------------------
PIMCO STOCK FUNDS            Overall        3 Year        5 Year         10 Year
--------------------------------------------------------------------------------
Equity Income                ****           4             4              -
StocksPLUS                   *****          5             5              -
Capital Appreciation         ****           4             4              -
Mid-Cap Growth               ****           4             3              -
Innovation                   ****           4             -              -

--------------------------------------------------------------------------------
PIMCO BOND FUNDS             Overall        3 Year        5 Year         10 Year
--------------------------------------------------------------------------------
Short-Term                   *****          5             5              5
Low Duration                 *****          5             5              5
Total Return                 *****          5             4              5
High Yield                   *****          5             5              -
Foreign Bond                 *****          5             5              -

The chart above is based on December 31, 1998 Morningstar ratings. During the 3-, 5- and 10-year periods there were 2,802, 1,702 and 732 domestic equity funds and 1,488, 987 and 368 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ratings are based on institutional class shares. Class D shares, which were initially offered in April 1998, have not yet been rated by Morningstar. Had Class D shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class D shares' higher expenses. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

With dollar cost averaging plan there is no assurance of making a profit or a guarantee against loss during declining markets. Investors should consider their ability to continue investing during periods of low price levels.

The PIMCO Funds Family


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages approximately $244 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-800-227-7337.


                Fund Name               Objective                                    Primary Portfolio Composition
                --------------------------------------------------------------------------------------------------------------------

Stock Funds     Equity Income           Current income and long-term growth          Stocks of companies with below-average P/Es
                                                                                     and above-average dividends
                --------------------------------------------------------------------------------------------------------------------

                Value                   Long-term growth of capital and income       Stocks of companies with below-average P/Es
                --------------------------------------------------------------------------------------------------------------------

                Renaissance             Long-term growth of capital and income       Stocks of companies with below-average
                                                                                     valuations
                --------------------------------------------------------------------------------------------------------------------

                Tax-Efficient Equity    Maximum after-tax growth of capital          A broadly diversified portfolio of at least 250
                                                                                     common stocks of companies with larger market
                                                                                     capitalizations
                --------------------------------------------------------------------------------------------------------------------

                StocksPLUS              Total return exceeding the S&P 500 Index     S&P 500 Index stock index futures backed by a
                                                                                     portfolio of short-term, fixed-income
                                                                                     securities
                --------------------------------------------------------------------------------------------------------------------

                Capital Appreciation    Growth of capital                            Stocks of larger-capitalized companies
                                                                                     the manager believes are reasonably priced
                --------------------------------------------------------------------------------------------------------------------

                Mid-Cap Growth          Growth of capital                            Stocks of medium-capitalized companies
                                                                                     the manager believes are reasonably priced
                --------------------------------------------------------------------------------------------------------------------

                Innovation              Capital appreciation                         Stocks of technology-related companies

                --------------------------------------------------------------------------------------------------------------------

Stock and Bond  Strategic               Total return                                 S&P 500 Index stock futures backed by a
         Funds  Balanced                                                             portfolio of short-term, fixed income
                                                                                     securities, and intermediate-term investment
                                                                                     grade bonds
                --------------------------------------------------------------------------------------------------------------------

Bond Funds      Short-Term              Maximum current income consistent with       Money market securities and short-term bonds
                                        preservation of capital and daily            (up to 1 year duration)
                                        liquidity
                --------------------------------------------------------------------------------------------------------------------

                Low Duration            Maximum total return                         Shorter-term, investment grade bonds
                                                                                     (1-3 year duration)
                --------------------------------------------------------------------------------------------------------------------

                Real Return Bond        Maximum real return                          Inflation-indexed government bonds

                --------------------------------------------------------------------------------------------------------------------

                Total Return            Maximum total return                         Intermediate-term, investment grade bonds
                                                                                     (3-6 year duration)
                --------------------------------------------------------------------------------------------------------------------

                Total Return            Maximum total return                         Mortgage-related securities
                Mortgage                                                             (2-6 year duration)
                --------------------------------------------------------------------------------------------------------------------

                High Yield              Maximum total return                         High-yield bonds (2-6 year duration)

                --------------------------------------------------------------------------------------------------------------------

                Municipal Bond          High current income exempt from              Investment grade municipal bonds
                                        federal income tax                           (3-10 year duration)
                --------------------------------------------------------------------------------------------------------------------

                Foreign Bond            Maximum total return                         Intermediate-term, investment grade
                                                                                     foreign bonds (3-6 year duration)

Multi-Manager
Series



PIMCO Funds Semi-Annual Report



Dear Fellow Shareholder:

Despite a volatile third quarter, stocks rebounded in the fourth quarter, finishing the year with strong positive returns. For the year ended December 31, 1998, the S&P 500 Index returned an impressive 28.6%. However, to a great extent these returns were basically limited to the large-cap growth and technology sectors, as both value and small-cap stocks continued to underperform the rest of the market.

Market Reaches New Highs While the stock market reached new highs in the fourth quarter, we remain concerned about international problems and their effects on the markets. Investors' anxiety over global economic turmoil in the third quarter was quickly soothed by several interest rate cuts in the fourth quarter. Though these cuts ended the decline that was taking place in the domestic markets, they were unable to have much effect on the troubled economies overseas. And, while central banks have cut interest rates globally, weakness remains in Asia and Russia--and recently spread to Brazil, as well. We do not believe the international conditions are going to be corrected quickly. In addition, we believe we will see a slowing domestic economy in 1999. This could lead to a reduction in corporate profits as well as smaller returns for the year. We are positioning our portfolios with this in mind, hoping to benefit from the upside potential of the market while limiting downside risk.

Meeting our Shareholders' Needs 1998 was an eventful year, not just for the financial markets but for the PIMCO Funds family. In 1998, we introduced D shares and a new fund, PIMCO Tax-Efficient Equity Fund, as part of PIMCO Funds' efforts to increase the investment options available to shareholders. Finally, the year ended on a high note as PIMCO Innovation Fund was named the 1998 Fund of the Year by Mutual Funds magazine and Bill Gross was named 1998 Fixed-Income Manager of the Year by Morningstar.

As always, we appreciate the trust you have placed in us through your investments. We will continue to work hard to help you meet your financial objectives. If you have any questions regarding your investment, please contact your financial advisor, or call us at 1-800-426-0107. Or, visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen J. Treadway

Stephen J. Treadway
President

January 12, 1999

PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 1998. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 10-16  Fund Summaries

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages  18-26 Schedule of Investments

The schedule of investments includes a listing of securities in the Fund's portfolio as of December 31, 1998, including the number of shares or principal amount and value as of that date.

                                                                 Schedule of
Fund Name                               Fund Summary             Investments
Equity Income Fund                      Page 10                  Page 18
Value Fund                              Page 11                  Page 19
Renaissance Fund                        Page 12                  Page 20
Tax-Efficient Equity Fund               Page 13                  Page 21
Capital Appreciation Fund               Page 14                  Page 24
Mid-Cap Growth Fund                     Page 15                  Page 25
Innovation Fund                         Page 16                  Page 26

Page 27  Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.

Page 28 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Page 29 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 30-31 Statements of Changes in Net Assets
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 32-35  Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

PIMCO Equity Income Fund


Objective

Current income
as a primary
objective and
long-term growth
of capital


Portfolio

Primarily common
stocks with
below-average
price-to-earnings
ratios and higher
dividend yields
relative to their
industry groups


Fund Inception
Date

3/8/91


Total Net
Assets

$200 million


Number of
Securities
in the
Portfolio

47 (not including short-term instruments)


PIMCO ADVISORS
INSTITUTIONAL
MANAGER

NFJ Investment
Group

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

                              D Shares                      Lipper
                                             S&P 500        Equity Inc.
                                              Index         Fund Avg.
--------------------------------------------------------------------------------
6 months                       1.4%            9.2%            1.8%
1 year                         8.1%           28.6%           10.9%
3 years                       19.6%           28.2%           18.8%
5 years                       17.4%           24.1%           16.6%
Inception                     16.1%         --              --

          Change in Value
          $10,000 invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]

                                    CLASS D

                                  PIMCO                  S&P 500
                          EQUITY INCOME                    INDEX
                                 FUND D
==================  ===================   ======================
          03/31/91            10,000.00                10,000.00
          04/30/91            10,065.87                10,024.00
          05/31/91            10,632.34                10,457.04
          06/30/91            10,259.06                 9,978.10
          07/31/91            10,829.67                10,443.08
          08/31/91            10,987.30                10,690.59
          09/30/91            11,044.15                10,512.05
          10/31/91            11,118.11                10,652.91
          11/30/91            10,670.62                10,223.60
          12/31/91            11,607.02                11,393.18
          01/31/92            11,891.07                11,181.27
          02/29/92            12,199.15                11,326.62
          03/31/92            11,987.45                11,105.76
          04/30/92            12,199.15                11,432.26
          05/31/92            12,216.04                11,488.28
          06/30/92            12,222.54                11,317.34
          07/31/92            12,765.92                11,779.65
          08/31/92            12,391.09                11,538.52
          09/30/92            12,492.83                11,674.10
          10/31/92            12,504.85                11,716.37
          11/30/92            12,878.56                12,113.25
          12/31/92            13,265.87                12,261.88
          01/31/93            13,329.83                12,364.39
          02/31/93            13,602.75                12,532.91
          03/31/93            13,909.56                12,797.36
          04/30/93            13,632.91                12,488.05
          05/31/93            13,732.87                12,822.10
          06/30/93            13,972.22                12,859.67
          07/31/93            13,945.09                12,807.97
          08/31/93            14,432.10                13,293.91
          09/30/93            14,415.72                13,191.94
          10/31/93            14,527.81                13,464.89
          11/30/93            14,377.14                13,336.57
          12/31/93            14,331.76                13,497.81
          01/31/94            14,803.18                13,956.73
          02/28/94            14,478.84                13,577.95
          03/31/94            13,896.36                12,985.95
          04/30/94            14,000.87                13,152.42
          05/31/94            14,082.83                13,368.26
          06/30/94            13,880.22                13,040.60
          07/31/94            14,332.95                13,468.85
          08/31/94            14,915.44                14,021.08
          09/30/94            14,635.63                13,678.26
          10/31/94            14,804.26                13,985.61
          11/30/94            14,005.72                13,476.26
          12/31/94            14,045.38                13,676.11
          01/31/95            14,498.98                14,030.73
          02/28/95            14,966.53                14,577.51
          03/31/95            15,393.82                15,007.69
          04/30/95            15,788.20                15,449.67
          05/31/95            16,364.50                16,067.19
          06/30/95            16,412.10                16,440.43
          07/31/95            16,981.31                16,985,60
          08/31/95            17,215.46                17,028.23
          09/30/95            17,662.84                17,746.82
          10/31/95            17,588.57                17,683.46
          11/30/95            18,187.32                18,459.77
          12/31/95            18,672.23                18,815.30
          01/31/96            18,945.98                19,455.78
          02/29/96            19,192.03                19,636.13
          03/31/96            19,569.68                19,825.23
          04/30/96            20,056.71                20,117.45
          05/31/96            20,374.00                20,636.28
          06/30/96            20,411.25                20,714.90
          07/31/96            19,466.19                19,799.72
          08/31/96            20,127.32                20,117.45
          09/30/96            20,814.89                21,355.13
          10/31/96            21,280.70                21,944.10
          11/30/96            22,877.67                23,602.85
          12/31/96            22,592.87                23,135.28
          01/31/97            23,084.94                24,580.77
          02/28/97            23,743.94                24,773.49
          03/31/97            22,942.16                23,755.54
          04/30/97            23,771.98                25,173.75
          05/31/97            25,253.80                26,706.33
          06/30/97            25,958.06                27,902.77
          07/31/97            27,600.21                30,123.00
          08/31/97            26,967.67                28,435.51
          09/30/97            28,641.34                29,992.92
          10/31/97            27,750.71                28,991.15
          11/30/97            28,892.79                30,333.15
          12/31/97            29,566.94                30,853.98
          01/31/98            29,673.33                31,195.22
          02/28/98            31,410.82                33,445.02
          03/31/98            32,883.64                35,157.74
          04/30/98            32,393.05                35,511.43
          05/31/98            32,197.65                34,900.98
          06/30/98            31,509.14                36,318.66
          07/31/98            30,251.92                35,931.87
          08/31/98            26,125.56                30,736.84
          09/30/98            28,045.79                32,705.84
          10/31/98            29,804.26                35,366.13
          11/30/98            31,839.89                37,509.68
          12/31/98            31,951.33                39,670.98

*Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for Class D expenses. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings %                                 of Total Investments
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                 4.2%
Tobacco/food products
--------------------------------------------------------------------------------
PNC BANK Corp.                                                             4.1%
Commercial banking
--------------------------------------------------------------------------------
Union Planters Corp.                                                       3.6%
Commercial banking
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                       2.2%
Consumer products
--------------------------------------------------------------------------------
BF Goodrich Co.                                                            2.2%
Aerospace/climate control systems
--------------------------------------------------------------------------------
Ford Motor Co.                                                             2.2%
Auto maker
--------------------------------------------------------------------------------
American Home Products Corp.                                               2.1%
Drug/consumer goods
--------------------------------------------------------------------------------
Georgia-Pacific Corp. (Timber Group)                                       2.1%
Timber company
--------------------------------------------------------------------------------
Dana Corp.                                                                 2.1%
Auto industry parts
--------------------------------------------------------------------------------
Intimate Brands, Inc.                                                      2.1%
Intimate apparel
--------------------------------------------------------------------------------
Top Ten Total                                                             26.9%
--------------------------------------------------------------------------------


Top 5 Industries                                  % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             19.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    14.0%
--------------------------------------------------------------------------------
Materials & Processing                                                    13.4%
--------------------------------------------------------------------------------
Utilities                                                                 11.5%
--------------------------------------------------------------------------------
Consumer Staples                                                          10.4%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              99%
--------------------------------------------------------------------------------
Cash Equivalents                                                           1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1998, the PIMCO Equity Income Fund posted a return of 1.4%. One of the best performing sectors for the Fund this period was consumer staples, which performed especially well in the difficult third quarter. In particular, overweighting in RJR Nabisco greatly enhanced the Fund's performance. The company's stock price rose after the settlement between the tobacco industry and the state attorneys general was finalized this year. The Fund also benefited from holdings in American Home Products and Budweiser. These consumer staples stocks are value stocks with some growth characteristics that have shown the ability to generate attractive earnings in any type of economy, especially during down markets.

     The Equity Income Fund also benefited from its exposure to the financial sector. Despite a difficult third quarter, the sector performed well in the fourth quarter as a result of low interest rates and a strong domestic economy. For instance, Fund holding Chase Manhattan was a very strong performer this period even though it suffered a bad third quarter. And, although its stock is at all time highs, its valuation is low and therefore appears to be positioned for further growth.

     One standout stock held by the Fund this period was Intimate Brands. The company, a leading retailer of intimate apparel and personal care products, was added to the portfolio during the last six months. Through its Victoria's Secret and Bath & Body Works brands, the company continued to post solid sales and earnings growth. New product introductions, national television advertising, and a Web site launch all strengthened brand recognition for Victoria's Secret - especially the popular Web site, which is expected to boost its catalog sales. The company continues to expand and find new sources of revenue and has a low valuation, making it an attractive investment.

     The energy sector detracted from the Fund's performance this period. Unfortunately, a warm winter and over-supply from OPEC caused the price of oil to reach a 12-year low - and was responsible for much of the underperformance of the sector. For instance, Kerr McGee, a crude oil and natural gas exploration/production company (also engaged in chemical manufacturing) saw its stock decrease throughout the last six months because of the price of oil, despite an increase in its sales volume.

     Looking ahead, the manager believes the Fund is well-positioned to continue its strong performance. And the manager is optimistic that the Fund's higher-yielding stock holdings will soon outperform growth offerings.


                                              See page 18 for financial details.
10

December 31, 1998


Objective

Long-term growth of capital and current income


Portfolio

Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields


Fund Inception date

12/30/91


Total Net Assets

$244 million


Number of Securities
in the
Portfolio

46 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


PIMCO Value Fund


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

                           D Shares                         Lipper
                                           S&P 500          Gr. & Income
                                             Index          Fund Avg.
--------------------------------------------------------------------------------
6 months                      1.6%            9.2%            3.1%
1 year                        9.9%           28.6%           15.6%
3 years                      18.3%           28.2%           21.3%
5 years                      17.0%           24.1%           18.4%
Inception                    16.3%           --              --


          Change in Value
          $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                   CLASS-D


                        PIMCO        S&P 500
                        Value          Index
                       Fund D
============= ===============  =============
     12/31/91       10,000.00      10,000.00
     01/31/92       10,285.69       9,814.00
     02/29/92       10,630.23       9,941.58
     03/31/92       10,388.18       9,747.72
     04/30/92       10,431.92      10,034.30
     05/31/92       10,338.20      10,083.47
     06/30/92       10,114.70       9,933.43
     07/31/92       10,470.21      10,339.21
     08/31/92       10,164.37      10,127.57
     09/30/92       10,302.04      10,246.57
     10/31/92       10,364.30      10,281.92
     11/30/92       10,917.69      10,632.02
     12/31/92       11,269.45      10,762.47
     01/31/93       11,503.44      10,852.44
     02/28/93       11,624.35      11,000.36
     03/31/93       11,982.90      11,232.47
     04/30/93       11,770.06      10,960.98
     05/31/93       11,932.64      11,254.19
     06/30/93       12,012.04      11,287.16
     07/31/93       11,950.96      11,241.79
     08/31/93       12,596.36      11,668.30
     09/30/93       12,623.58      11,578.81
     10/31/93       13,057.25      11,818.37
     11/30/93       12,921.49      11,705.74
     12/31/93       13,066.23      11,847.27
     01/31/94       13,667.54      12,250.07
     02/28/94       13,441.53      11,917.61
     03/31/94       12,716.12      11,398.00
     04/30/94       12,557.61      11,544.12
     05/31/94       12,553.39      11,733.56
     06/30/94       12,260.60      11,445.97
     07/31/94       12,769.34      11,821.86
     08/31/94       13,303.57      12,306.55
     09/30/94       12,895.25      12,005.66
     10/31/94       13,028.59      12,275.42
     11/30/94       12,369.96      11,828.35
     12/31/94       12,484.07      12,003.77
     01/31/95       12,819.79      12,315.02
     02/28/95       13,389.31      12,794.94
     03/31/95       13,754.25      13,172.52
     04/30/95       14,121.98      13,560.45
     05/31/95       14,655.37      14,102.46
     06/30/95       14,906.80      14,430.06
     07/31/95       15,558.93      14,908.56
     08/31/95       15,746.68      14,945.98
     09/30/95       16,179.36      15,576.70
     10/31/95       16,221.14      15,521.09
     11/30/95       16,914.72      16,202.47
     12/31/95       17,273.41      16,514.53
     01/31/96       17,762.39      17,076.68
     02/29/96       18,146.57      17,234.98
     03/31/96       18,289.44      17,400.96
     04/30/96       18,524.22      17,657.45
     05/31/96       18,894.34      18,112.83
     06/30/96       18,806.12      18,181.84
     07/31/96       17,788.61      17,378.57
     08/31/96       18,476.64      17,745.08
     09/30/96       18,976.93      18,743.78
     10/31/96       19,243.26      19,260.73
     11/30/96       20,888.73      20,716.65
     12/31/96       20,705.64      20,306.25
     01/31/97       21,397.37      21,574.99
     02/28/97       21,755.86      21,744.13
     03/31/97       20,989.36      20,850.67
     04/30/97       21,810.65      22,095.45
     05/31/97       23,092.86      23,440.62
     06/30/97       23,674.34      24,490.76
     07/31/97       25,232.94      26,439.49
     08/31/97       24,697.22      24,958.35
     09/30/97       26,176.56      26,325.32
     10/31/97       24,853.28      25,446.06
     11/30/97       25,454.13      26,623.95
     12/31/97       26,030.03      27,081.09
     01/31/98       26,128.55      27,380.60
     02/28/98       27,676.46      29,355.29
     03/31/98       28,791.66      30,858.58
     04/30/98       28,233.62      31,169.02
     05/31/98       28,107.87      30,633.22
     06/30/98       28,150.67      31,877.54
     07/31/98       26,962.71      31,538.05
     08/31/98       23,093.57      26,978.28
     09/30/98       24,416.83      28,706.50
     10/31/98       26,567.95      31,041.49
     11/30/98       28,084.98      32,922.92
     12/31/98       28,596.13      34,819.93

*Excluding the 6-month return, these returns represent the blended performance of the Fund's retail Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 12/30/91), adjusted for Class D expenses. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
GTE Corp.                                                                  3.0%
Telecommunications services
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                      3.0%
Electric & gas utility
--------------------------------------------------------------------------------
Repsol SA SP - ADR                                                         3.0%
Oil
--------------------------------------------------------------------------------
Amgen, Inc.                                                                3.0%
Biotechnology
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                        3.0%
Telecommunications services
--------------------------------------------------------------------------------
DTE Energy Co.                                                             3.0%
Electric/steam utility
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                            3.0%
Large food wholesaler/retailer
--------------------------------------------------------------------------------
Whirlpool Corp.                                                            3.0%
Home appliances
--------------------------------------------------------------------------------
NICOR, Inc.                                                                2.9%
Natural gas utility
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                                      2.9%
Commercial banking
--------------------------------------------------------------------------------
Top Ten Total                                                             29.8%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Consumer Staples                                                          13.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.9%
--------------------------------------------------------------------------------
Financial & Business Services                                             11.8%
--------------------------------------------------------------------------------
Energy                                                                     9.8%
--------------------------------------------------------------------------------
Health Care                                                                9.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                97%
--------------------------------------------------------------------------------
Cash Equivalents                                                             3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Value Fund posted a return of 1.6%.

      Value stocks have had a difficult year, as the stocks that outperformed the market this year had relatively high valuations and were within high revenue growth sectors. While value stocks did outperform during the market uncertainty of the third quarter, this strength was short lived as growth stocks once again resumed their outperformance in the fourth quarter.

     The consumer staples sector contributed to the Fund's performance this year, performing well in both up and down markets. For example, SUPERVALU, a supermarket chain, saw its stock price rise due to a number of factors: a strong management team, earnings growth, successful expansion, and, more generally, investor attraction to consumer staples stocks in down markets. Other strong performers for the Fund included Iowa Beef Products, a meat packing company. The low price of pigs and cattle enabled the company to increase its profit margins, and its stock rose as a result.

     Another strong sector for the Fund this year was financials. In particular, Chase Manhattan saw its stock price increase significantly during the year. The company performed well, avoiding the market declines and trading losses that plagued other banking companies. Chase benefited from a surge in lending, profits in currency trading, and falling interest rates. Strong consumer and investment banking businesses, along with reduced emerging markets trading, also helped the second-largest United States bank. And Chase displayed confidence in its own future by announcing a stock buyback of approximately $3 billion.

     One disappointing sector for the Fund this year was transportation. Despite the low/price of fuel, cutthroat competition caused a reduction in profit margins for the major airlines. In addition, investors shunned this type of cyclical company, adding to their stock price decline. Fund holding United Airlines, despite solid fundamentals, saw its stock price drop during the year as a result.

     Despite value stocks' short-term underperformance relative to growth stocks, the manager remains optimistic that investors will finally diversify away from growth stocks because of their excessive valuations. The manager believes that value stocks' lower P/E ratios and lower volatility will make them attractive investments, especially in uncertain markets.


See page 19 for financial details.

December 31, 1998


Objective

Long-term growth
of capital and
current income


Portfolio

Primarily stocks
common stocks
with below-
average
valuations that
have improving
business
fundamentals


Fund Inception
Date

4/18/88


Total Net
Asset

$636 million


Number of
Securities
in the
Portfolio

51 (not including
short-term
instruments)


PIMCO ADVISORS
INSTITUTIONAL
MANAGER

Columbus
Circle Investors


PIMCO Renaissance fund

--------------------------------------------------------------------------------
 Performance*
--------------------------------------------------------------------------------

Average Annual total Return  For periods ended 12/31/98

                                                                Lipper
                          D Shares            S&P 500           Equity Inc.
                                              Index             Fund Avg.
--------------------------------------------------------------------------------
6 months                    -1.0%               9.2%                1.8%
1 year                      11.7%              28.6%               10.9%
5 years                     18.5%              24.1%               16.6%
10 years                    14.8%              19.2%               14.5%
Inception                   14.4%               --                  --


          Change in Value
          $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                 CLASS-D


                        PIMCO        S&P 500
                  Renaissance          Index
                         Fund
=============   =============   ============
     04/30/88       10,000.00      10,000.00
     05/31/88        9,999.99      10,087.00
     06/30/88       10,231.81      10,549.99
     07/31/88       10,200.23      10,509.90
     08/31/88       10,061.54      10,152.57
     09/30/88       10,211.25      10,585.07
     10/31/88       10,328.86      10,879.33
     11/30/88       10,275.10      10,723.76
     12/31/88       10,613.99      10,911.42
     01/31/89       10,932.00      11,710.14
     02/28/89       10,877.19      11,418.56
     03/31/89       10,976.03      11,684.61
     04/30/89       11,264.28      12,291.04
     05/31/89       11,585.77      12,788.83
     06/30/89       11,673.84      12,715.93
     07/31/89       11,898.50      13,864.18
     08/31/89       12,269.32      14,135.92
     09/30/89       12,122.10      14,077.96
     10/31/89       11,894.71      13,751.35
     11/30/89       11,883.30      14,031.88
     12/31/89       11,885.79      14,368.64
     01/31/90       11,304.45      13,404.51
     02/28/90       11,304.43      13,577.42
     03/31/90       11,597.44      13,937.23
     04/30/90       11,247.15      13,588.80
     05/31/90       11,947.78      14,913.70
     06/30/90       11,896.36      14,812.29
     07/31/90       11,566.63      14,764.89
     08/31/90       10,780.28      13,430.14
     09/30/90       10,010.71      12,776.10
     10/31/90        9,600.00      12,721.16
     11/30/90        9,933.71      13,542.95
     12/31/90       10,118.32      13,920.79
     01/31/91       10,444.31      14,527.74
     02/28/91       11,070.19      15,566.47
     03/31/91       11,338.41      15,943.18
     04/30/91       11,456.75      15,981.45
     05/31/91       12,061.86      16,671.85
     06/30/91       11,638.94      15,908.27
     07/31/91       12,063.61      16,649.60
     08/31/91       12,554.64      17,044.20
     09/30/91       12,756.99      16,759.56
     10/31/91       13,024.73      16,984.14
     11/30/91       12,623.15      16,299.68
     12/31/91       13,582.86      18,164.36
     01/31/92       13,826.81      17,826.50
     02/29/92       14,097.90      18,058.25
     03/31/92       13,833.44      17,706.11
     04/30/92       13,847.05      18,226.67
     05/31/92       13,996.94      18,315.98
     06/30/92       13,839.33      18,043.44
     07/31/92       14,154.49      18,780.51
     08/31/92       13,976.30      18.396.08
     09/30/92       14,119.65      18,612.23
     10/31/92       14,091.96      18,676.44
     11/30/92       14,451.14      19,312.37
     12/31/92       14,748.53      19,549.34
     01/31/93       14,985.33      19,712.77
     02/28/93       14,860.02      19,981.45
     03/31/93       15,424.81      20,403.06
     04/30/93       15,298.82      19,909.92
     05/31/93       15,662.69      20,442.51
     06/30/93       15,979.01      20,502.41
     07/31/93       16,344.69      20,419.99
     08/31/93       17,399.74      21,194.72
     09/30/93       17,689.86      21,032.16
     10/31/93       17,944.14      21,467.32
     11/30/93       17,491.96      21,262.73
     12/31/93       18,023.93      21,519.80
     01/31/94       18,545.04      22,251.47
     02/28/94       18,342.36      21,647.57
     03/31/94       17,331.66      20,703.73
     04/30/94       17,215.41      20,969.15
     05/31/94       17,142.63      21,313.26
     06/30/94       16,741.66      20,790.87
     07/31/94       17,165.31      21,473.64
     08/31/94       17,968.71      22,354.06
     09/30/94       17,947.80      21,807.50
     10/31/94       17,903.74      22,297.52
     11/30/94       17,169.93      21,485.44
     12/31/94       17,236.50      21,804.07
     01/31/95       17,280.85      22,369.45
     02/28/95       17,664.85      23,241.19
     03/31/95       18,144.86      23,927.04
     04/30/95       18,486.05      24,631.69
     05/31/95       18,530.60      25,616.22
     06/30/95       18,998.09      26,211.28
     07/31/95       19,936.73      27,080.45
     08/31/95       20,160.12      27,148.42
     09/30/95       20,812.83      28,294.08
     10/31/95       20,872.60      28,193.07
     11/30/95       21,874.30      29,430.75
     12/31/95       22,143.55      29,997.58
     01/31/96       22,904.87      31,018.70
     02/29/96       23,206.23      31,306.24
     03/31/96       23,394.87      31,607.72
     04/30/96       23,792.28      32,073.62
     05/31/96       24,348.45      32,900.80
     06/30/96       24,399.50      33,026.15
     07/31/96       23,364.23      31,567.06
     08/31/96       24,271.93      32,232.81
     09/30/96       25,473.73      34,046.87
     10/31/96       26,351.74      34,985.88
     11/30/96       27,692.30      37,630.46
     12/31/96       27,753.25      36,885.00
     01/31/97       28,763.31      39,189.58
     02/28/97       28,616.38      39,496.83
     03/31/97       27,894.36      37,873.90
     04/30/97       29,070.33      40,134.97
     05/31/97       30,871.10      42,578.39
     06/30/97       32,485.16      44,485.90
     07/31/97       35,353.05      48,025.64
     08/31/97       34,507.33      45,335.25
     09/30/97       37,023.23      47,818.26
     10/31/97       35,312.68      46,221.13
     11/30/97       36,691.85      48,360.70
     12/31/97       37,726.31      49,191.06
     01/31/98       37,748.75      49,735.11
     02/28/98       40,601.16      53,322.01
     03/31/98       42,183.51      56,052.63
     04,30/98       43,141.54      56,616.52
     05/31/98       42,250.28      55,643.28
     06/30/98       42,562.55      57,903.51
     07/31/98       41,694.27      57,286.84
     08/31/98       34,293.54      49,004.31
     09/30/98       35,497.24      52,143.52
     10/31/98       37,034.27      56,384.88
     11/30/98       39,374.84      59,802.36
     12/31/98       42,115.33      63,248.18


*Class D shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class D shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. Had Class D share returns been restated without regard to the lower operating expenses of Class D shares, the total return figures for the 1-, 5-, 10-year and since inception periods would have been lower, namely 11.5%, 17.8%, 14.0% and 13.6%, respectively. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                              % of Total Investments
--------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                                            4.0%
Aggregates/building materials
--------------------------------------------------------------------------------
International Business Machines Corp.                                      3.8%
Business machines manufacturer
--------------------------------------------------------------------------------
Allegiance Corp.                                                           3.8%
Broadband communications
--------------------------------------------------------------------------------
Enron Corp.                                                                3.7%
Gas pipeline systems
--------------------------------------------------------------------------------
Corning, Inc.                                                              3.0%
Consumer products
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                   2.8%
Cigarettes/food products/brewing
--------------------------------------------------------------------------------
Cendant Corp.                                                              2.8%
Consumer services
--------------------------------------------------------------------------------
Anheuser Busch Cos., Inc.                                                  2.8%
Largest U.S. brewer
--------------------------------------------------------------------------------
General Motors Corp.                                                       2.7%
Auto maker
--------------------------------------------------------------------------------
Tele-Communications, Inc.                                                  2.7%
Cable TV systems
--------------------------------------------------------------------------------
Top Ten Total                                                             32.1%
--------------------------------------------------------------------------------

Top 5 Industries                                  % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             20.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    15.7%
--------------------------------------------------------------------------------
Communications                                                            12.7%
--------------------------------------------------------------------------------
Technology                                                                11.1%
--------------------------------------------------------------------------------
Health Care                                                               10.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              97%
--------------------------------------------------------------------------------
Cash Equivalents                                                           3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Renaissance Fund returned
-1.0%.
     The consumer staples sector made one of the most positive contributions to the Fund's performance this period. As investors questioned the cyclical strength of the U.S. economy, this sector's stocks benefited from their lack of reliance on domestic growth. One of the Fund's largest consumer staples holdings, Philip Morris, had a strong year, as the two biggest risks to its stock price, legislation and litigation risk, were put behind it. Congress' inability to pass a tobacco bill and a multi-state court settlement for the tobacco industry both eased concerns regarding potentially unknown burdens on cash flow. While a risk of individual and class action suits remains, these two types of suits pose less risk, as they have been largely unsuccessful thus far. As a result, Philip Morris is able to re-focus on shareholder-friendly activities. It already has made progress in that regard, raising its dividend this summer.
     The Fund's exposure to the technology sector also contributed to its performance this period. Despite the fact that the Asian economic crisis hurt many technology issues in the third quarter, the sector bounced back in the fourth quarter. For instance, the Fund saw a strong contribution from IBM, one of its largest holdings. A recovery in the PC industry, . which was finally able to control inventory, aided most PC stocks in general, including IBM. Specifically, IBM performed very well due to strong demand for its new mainframe as well as the continued rapid growth of its MIS outsourcing business. The company has increasingly been recognized as generating more than half of its results from software and services, areas resistant to economic downturns, which bodes well for its future.
     One sector that saw poor performance this period was utilities. Despite a strong third quarter, most electric and power utilities did not show strong performance for the year, and oil stocks had a particularly poor year. Last year's relatively warm winter as well as OPEC's inability to control output resulted in historically low prices for oil - in fact, this year oil reached its lowest price per barrel in 12 years! Even conflict with Iraq in the fourth quarter could not raise its price. As a result, almost all oil stocks were hurt - including one of Renaissance Fund's holdings, Exxon, which is considered one of the stronger names in the sector.

     The manager believes that, more than ever, a stock's underlying value and price will be important to investors and will continue to adhere to the Fund's investment strategy of purchasing out-of-favor companies that are showing signs of a turnaround.



See page 20 for financial details.

December 31, 1998


OBJECTIVE

Maximum after-
tax growth of
capital


PORTFOLIO

Broadly diversified
portfolio of at least
250 common
stocks of
companies with
larger market
capitalizations


FUND INCEPTION
DATE

7/10/98



TOTAL NET
ASSETS

$13 million



NUMBER OF
SECURITIES
IN THE
PORTFOLIO

262 (not including
short-term
instruments)


PIMCO ADVISORS
INSTITUTIONAL
MANAGER

Parametric
Portfolio
Associates


PIMCO Tax-Efficient Equity Fund

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

               D Shares                      Lipper
                              S&P 500        Gr. & Income
                              Index          Fund Avg.
--------------------------------------------------------------
Inception       5.3%          --              --

*The adjusted returns above include the effect of paying the applicable sales charges. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                            3.4%
Computer software
--------------------------------------------------------------------------------
General Electric Co.                                                       2.8%
Conglomerate
--------------------------------------------------------------------------------
Intel Corp.                                                                2.2%
Semiconductor memory chips
--------------------------------------------------------------------------------
Exxon Corp.                                                                1.9%
Oil
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                      1.7%
Discount stores
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                   1.6%
Pharmaceutical/medical products
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        1.6%
Computer networks manufacturer
--------------------------------------------------------------------------------
International Business Machines Corp.                                      1.5%
Business machines manufacturer
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                        1.4%
Telecommunications services
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                   1.4%
Cigarettes/food/brewing
--------------------------------------------------------------------------------
Top Ten Total                                                             19.5%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                16.3%
--------------------------------------------------------------------------------
Financial & Business Services                                             14.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.1%
--------------------------------------------------------------------------------
Health Care                                                               11.6%
--------------------------------------------------------------------------------
Capital Goods                                                              7.9%
--------------------------------------------------------------------------------
Communications                                                             7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                95%
--------------------------------------------------------------------------------
Cash Equivalents                                                             5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through December 31, 1998, the Tax-Efficient Equity Fund posted a return of 5.3%. These returns outperformed the S&P 500 Index return of 4.8% and the Lipper Growth Income Fund Average return of -0.1%.

     PIMCO Tax-Efficient Equity Fund was started on July 10, 1998. The Fund is an actively managed stock fund seeking low tax exposure without compromising return potential. Its manager uses an innovative investment process featuring quantitative stock selection and active tax management.

     Technology was a strong performer for the Fund in the fourth quarter. The Fund's quantitative stock selection was highly successful in this sector. Lucent Technologies in particular was a strong performer for the Fund this period. The company continues to thrive outside of AT&T's shadow, continuing to build innovative new products and winning new contracts. In fact, its performance was so strong this year that it surpassed its old parent AT&T in market capitalization.

     The Fund's retail stocks performed well, aided by the strength of consumer spending that was driven by a strong economy. One of the strongest performers in this sector was Gap, Inc., which saw strong sales in all three of its retail chains: The Gap, Banana Republic and Old Navy.

     The Fund's financial services holdings were a mixed bag for the portfolio this year. While the financial stocks' performance strongly contributed to the Fund's performance in the fourth quarter, it was a poor performer in the third quarter. In fact, this sector did not fully recover from its third quarter collapse, triggered by perceptions of a global financial meltdown. Even with returns greater than 65% for the fourth quarter, top-performing holdings Chase Manhattan and Morgan Stanley Dean Witter still finished the year below their July 17 highs.

     The Fund's energy holdings continued to disappoint due to the plunge in oil prices - during 1998, they reached a 12-year low. However, quantitative stock selection was successful in domestic petroleum stocks, which contributed to the Fund's performance.

     Looking ahead, the manager believes corporate profits will decrease but remain in positive territory in 1999. The manager is confident that the Fund is well-positioned to maximize its earnings in a slowing growth environment.



See page 21 for financial details.

December 31, 1998



Objective

Long-term growth
of capital and
current income.


Portfolio

Primarily common
stocks of com-
panies with market
capitalizations of
at least $100
million that have
improving
fundamentals and
whose stock is
reasonably
valued by the market


Fund Inception date

3/8/91


Total Net
Assets

$1,144 million


Number of
Securities
in the
Portfolio

91 (not including
short-term
instruments)


PIMCO ADVISORS
INSTITUTIONAL
MANAGER

Cadence Capital
Management


PIMCO Capital Appreciation Fund

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return                  For periods ended 12/31/98

                         D Shares                            Lipper
                                             S&P 500        Cap App.
                                             Index          Fund Avg.
--------------------------------------------------------------------------------
6 months                    2.6%             9.2%             5.3%
1 year                     17.1%            28.6%            20.0%
3 years                    25.5%            28.2%            16.1%
5 years                    20.8%            24.1%            15.0%
Inception                  19.3%             --               --

          Change in Value
          $10,000 invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]

                                    CLASS-D

                                PIMCO            S&P 500
                              Capital              Index
                         Appreciation
                               Fund D
=================      ==============      =============
     03/31/91            10,000.00           10,000.00
     04/30/91             9,705.43           10,024.00
     05/31/91            10,182.00           10,457.04
     06/30/91             9,630.41            9,978.10
     07/31/91            10,316.01           10,443.08
     08/31/91            10,636.43           10,690.59
     09/30/91            10,485.75           10,512.05
     10/31/91            10.841.63           10,652.91
     11/30/91            10,523.18           10,223.60
     12/31/91            11,981.69           11,393.18
     01/31/92            11,863.40           11,181.27
     02/29/92            11,987.69           11,326.62
     03/31/92            11,589,66           11,105.76
     04/30/92            11,560.95           11,432.26
     05/31/92            11,606.48           11,488.28
     06/30/92            11,237.26           11,317.34
     07/31/92            11,560.95           11,779.65
     08/31/92            11,270.04           11,538.52
     09/30/92            11,563.08           11,674.10
     10/31/92            11,962.48           11,714.37
     11/30/92            12,659.18           12,113.25
     12/31/92            12,830.71           12,261.88
     01/31/93            13,262.61           12,364.39
     02/28/93            13,099.23           12,532.91
     03/31/98            13,700.36           12,797.36
     04/30/93            13,360.33           12,488.05
     05/31/93            13,962.18           12,822.10
     06/31/93            14,180.85           12,859.67
     07/31/93            13,975.35           12,807.97
     08/31/93            14,481.91           13,293.91
     09/30/93            14,903.02           13,191.94
     10/31/93            14,934.88           13,464.89
     11/30/93            14,631.63           13,336.57
     12/31/93            15,042.76           13,497.81
     01/31/94            15,567.88           13,956.73
     02/28/94            15,352.00           13,577.95
     03/31/94            14,580.82           12,985.95
     04/30/94            14,631.14           13,152.43
     05/31/94            14,615.13           13,368.26
     06/30/94            14,199.05           13,040.60
     07/31/94            14,541.25           13,468.85
     08/31/94            14,970.96           14,021.08
     09/30/94            14,564.95           13,678.26
     10/31/94            14,894.83           13,985.61
     11/30/94            14,208.91           13,476.26
     12/31/94            14,344.66           13,676.11
     01/31/95            14,330.90           14,030.73
     02/28/95            15,042.49           14,577.51
     03/31/95            15,697.14           15,007.69
     04/30/95            16,232.32           15,449.67
     05/31/95            16,820.97           16,067.19
     06/30/95            17,543.90           16,440.43
     07/31/95            18,512.48           16,985.60
     08/31/95            18,685.94           17,028.23
     09/30/95            19,421.04           17,746.82
     10/31/95            19,051.66           17,683.46
     11/30/95            19,630.62           18,459.77
     12/31/95            19,596.15           18,815.30
     01/31/96            20,249.11           19,455.78
     02/29/96            21,010.13           19,636.13
     03/31/96            21,043.16           19,825.23
     04/30/96            21,300.56           20,117.45
     05/31/96            21,833.46           20,636.28
     06/30/96            21,785.95           20,714.90
     07/31/96            20,683.23           19,799.72
     08/31/96            21,566.67           20,217.30
     09/30/96            22,882.76           21,355.13
     10/31/96            23,452.22           21,944.10
     11/30/96            25,151.19           23,602.85
     12/31/96            24,649.58           23,135.28
     01/31/97            26,185.08           24,580.77
     02/28/97            25,907.41           24,773.49
     03/31/97            24,954.35           23,755.54
     04/30/97            25,741.81           25,173.75
     05/31/97            27,377.40           26,706.33
     06/30/97            28,540.50           27,902.77
     07/31/97            31,615.11           30,123.00
     08/31/97            30,419.84           28,435.51
     09/30/97            32,253.91           29,992.92
     10/31/97            31,664.05           28,991.15
     11/30/97            32,460.81           30,333.15
     12/31/97            33,090.97           30,853.98
     01/31/98            32,557.98           31,195.22
     02/28/98            34,939.14           33,445.02
     03/31/98            36,867.85           35,157.74
     04/30/98            36,864.93           35,511.43
     05/31/98            36,240.26           34,900.98
     06/30/98            37,779.78           36,318.66
     07/31/98            36,691.72           35,931.87
     08/31/98            30,692.63           30,736.84
     09/30/98            32,405.27           32,705.84
     10/31/98            33,886.20           35,366.13
     11/30/98            36,065.08           37,509.68
     12/31/98            38,762.75           39,670.98

*Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for Class D expenses. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                   % of Total Investments
--------------------------------------------------------------------------------
Tyco International Limited                                                 1.8%
Fire protection services
--------------------------------------------------------------------------------
United Technologies Corp.                                                  1.5%
Aerospace/climate control systems
--------------------------------------------------------------------------------
Albertson's, Inc.                                                          1.5%
Food supermarket chain
--------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                                            1.5%
Healthcare services
--------------------------------------------------------------------------------
Capital One Financial Corp.                                                1.4%
Bank card issuer/services
--------------------------------------------------------------------------------
Kroger Co.                                                                 1.4%
Supermarket/convenience stores
--------------------------------------------------------------------------------
Safeway, Inc.                                                              1.4%
Food supermarket chain
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                                     1.4%
Building controls/auto products
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                      1.3%
Motorcycle manufacturer
--------------------------------------------------------------------------------
Compuware Corp.                                                            1.3%
Systems software
--------------------------------------------------------------------------------
Top Ten Total                                                             14.5%
--------------------------------------------------------------------------------

Top 5 Industries                                       % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             20.4%
--------------------------------------------------------------------------------
Technology                                                                18.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.7%
--------------------------------------------------------------------------------
Health Care                                                               10.5%
--------------------------------------------------------------------------------
Consumer Staples                                                           9.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------


*Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for Class D expenses. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                   % of Total Investments
--------------------------------------------------------------------------------
Tyco International Limited                                                 1.8%
Fire protection services
--------------------------------------------------------------------------------
United Technologies Corp.                                                  1.5%
Aerospace/climate control systems
--------------------------------------------------------------------------------
Albertson's, Inc.                                                          1.5%
Food supermarket chain
--------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                                            1.5%
Healthcare services
--------------------------------------------------------------------------------
Capital One Financial Corp.                                                1.4%
Bank card issuer/services
--------------------------------------------------------------------------------
Kroger Co.                                                                 1.4%
Supermarket/convenience stores
--------------------------------------------------------------------------------
Safeway, Inc.                                                              1.4%
Food supermarket chain
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                                     1.4%
Building controls/auto products
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                      1.3%
Motorcycle manufacturer
--------------------------------------------------------------------------------
Compuware Corp.                                                            1.3%
Systems software
--------------------------------------------------------------------------------
Top Ten Total                                                             14.5%
--------------------------------------------------------------------------------

Top 5 Industries                                       % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             20.4%
--------------------------------------------------------------------------------
Technology                                                                18.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.7%
--------------------------------------------------------------------------------
Health Care                                                               10.5%
--------------------------------------------------------------------------------
Consumer Staples                                                           9.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              95%
--------------------------------------------------------------------------------
Cash Equivalents                                                           5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Capital Appreciation Fund posted a return of 2.6%.

     One of the sectors that made the greatest contribution to the Capital Appreciation Fund this period was consumer cyclicals. The strong domestic economy drove this sector throughout the year, as consumers continued to spend despite global economic uncertainty in the third quarter. Strong holiday shopping sales helped these stocks end the year on a high note. Portfolio holdings Home Depot, Lowe's, Wal-Mart, The Gap and TJX all experienced extraordinary price appreciation.

     Another sector that performed well for the Fund was financial services. During the third quarter these stocks were hit hard by fears of economic and currency weakness spreading from Southeast Asia to Russia and into Latin America. However, the stocks rebounded in the fourth quarter, posting average price gains of 13%, as a result of a strong economy and interest rate cuts. The Fund's top performers for the fourth quarter included American Express, Bank One and Capital One Financial.

     A particularly strong performer for the Fund this period was Tyco International, a diversified manufacturer of home security and fire protection services. Tyco recently purchased ADT, one of the best known home security companies, which increases its presence in this industry. And the company is currently involved in the purchase of AMP, an electronic connector manufacturer, which helped its stock rise. Tyco is continuing to provide shareholders with earnings surprises and top-line growth.

     One disappointing stock for the Fund this period was Jones Apparel, the women's apparel maker. It suffered from same store sales that were disappointing, due in part to increased competition from rivals in this market niche. The stock also suffered because investors shunned it in the third quarter, as they attempted to avoid cyclical stocks because of the volatile market. The manager sold this stock in October.

     Looking ahead, the manager believes the domestic economy will slow, but will still remain relatively strong, which should continue to bode well for the Fund's consumer cyclical stocks. The manager believes the Fund is well-positioned to benefit from this environment in 1999.

See page 24 for financial details.

OBJECTIVE

Growth of capital


PORTFOLIO

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued


FUND INCEPTION DATE

8/26/91


TOTAL NET ASSETS

$969 million


NUMBER OF SECURITIES IN THE PORTFOLIO

87 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


PIMCO Mid-Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return                   For periods ended 12/31/98

                             D Shares                          Lipper
                                              S&P 500          Mid-Cap
                                              Index            Fund Avg.
--------------------------------------------------------------------------------
6 months                      0.9%             8.9%             0.8%
1 year                        9.8%            18.3%            12.3%
3 years                      21.0%            23.1%            16.4%
5 years                      18.7%            18.7%            14.9%
Inception                    17.8%             --               --

                                Change in Value
                                $10,000 invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]

                        Pimco              S&P
                      Mid-Cap          Mid-Cap
                       Growth            Index
                       Fund D
=============     ===========       ==========
     08/31/91       10,000.00        10,000.00
     09/30/91        9,946.54         9,967.45
     10/31/91       10,307.48        10,357.92
     11/30/91       10,013.26        10,008.88
     12/31/91       11,315.88        11,191.96
     01/31/92       11,324.89        11,389.96
     02/29/92       11,431.83        11,571.19
     03/31/92       11,086.41        11,135.40
     04/30/92       11,009.36        11,002.40
     05/31/92       11,015.68        11,106.57
     06/30/92       10,720.90        10,789.48
     07/31/92       11,011.98        11,325.11
     08/31/92       10,686.40        11,054.23
     09/30/92       11,034.74        11,208.93
     10/31/92       11,391.85        11,477.21
     11/30/92       12,074.30        12,118.62
     12/31/92       12,305.85        12,525.27
     01/31/93       12,757.68        12,681.89
     02/28/93       12,360.10        12,504.48
     03/31/93       12,860.41        12,936.20
     04/30/93       12,503.90        12,597.71
     05/31/93       13,034.86        13,171.58
     06/30/93       13,434.48        13,237.63
     07/31/93       13,264.54        13,212.21
     08/31/93       13,916.66        13,757.69
     09/30/93       14,285.83        13,903.11
     10/31/93       14,136.39        13,948.52
     11/30/93       13,737.19        13,639.97
     12/31/93       14,190.86        14,273.20
     01/31/94       14,480.04        14,605.21
     02/28/94       14,455.28        14,397.96
     03/31/94       13,923.56        13,731.08
     04/30/94       13,969.53        13,833.24
     05/31/94       13,711.50        13,702.29
     06/30/94       13,251.15        13,230.40
     07/31/94       13,546.23        13,678.39
     08/31/94       14,250.94        14,394.76
     09/30/94       13,881.54        14,126.14
     10/31/94       14,156.77        14,280.59
     11/30/94       13,483.36        13,636.47
     12/31/94       13,799.78        13,761.63
     01/31/95       13,663.31        13,904.89
     02/28/95       14,490.28        14,634.47
     03/31/95       14,951.42        14,888.42
     04/30/95       15,284.02        15,187.34
     05/31/95       15,805.95        15,553.70
     06/30/95       16,732.99        16,186.88
     07/31/95       18,306.34        17,031.31
     08/31/95       18,441.95        17,346.29
     09/30/95       18,699.42        17,766.75
     10/31/95       18,406.55        17,309.61
     11/30/95       18,755.15        18,065.61
     12/31/95       18,872.82        18,020.66
     01/31/96       19,240.22        18,282.10
     02/29/96       19,700.93        18,903.47
     03/31/96       19,941.14        19,130.01
     04/30/96       20,351.39        19,714.26
     05/31/96       20,688.31        19,980.88
     06/30/96       20,261.34        19,681.07
     07/31/96       19,285.19        18,349.56
     08/31/96       20,330.81        19,407.84
     09/30/96       21,750.84        20,254.02
     10/31/96       21,889.11        20,312.96
     11/30/96       23,214.06        21,457.19
     12/31/96       23,189.17        21,481.00
     01/31/97       24,131.70        22,287.40
     02/28/97       23,720.61        22,104.20
     03/31/97       23,035.80        21,161.90
     04/30/97       23,522.36        21,710.20
     05/31/97       25,139.66        23,608.54
     06/30/97       26,353.03        24,271.94
     07/31/97       28,786.86        26,675.11
     08/31/97       28,738.44        26,643.10
     09/30/97       30,754.85        28,175.07
     10/31/97       30,095.49        26,949.46
     11/30/97       30,293.52        27,348.31
     12/31/97       30,991.52        28,409.42
     01/31/98       30,430.01        27,869.65
     02/28/98       32,210.96        30,177.25
     03/31/98       33,190.85        31,538.25
     04/30/98       33,660.86        32,115.40
     05/31/98       32,501.25        30,670.20
     06/30/98       33,108.60        30,863.43
     07/31/98       32,155.07        29,665.92
     08/31/98       26,415.39        24,145.10
     09/30/98       28,319.94        26,397.83
     10/31/98       29,093.07        28,757.80
     11/30/98       30,693.19        30,192.81
     12/31/98       33,409.54        33,595.54

* Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for Class D expenses. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Waters Corp.                                                               1.7%
Liquid chromatography instruments
--------------------------------------------------------------------------------
Network Associates, Inc.                                                   1.6%
Network security software
--------------------------------------------------------------------------------
Abercrombie & Fitch Co. "A"                                                1.5%
Retail apparel stores
--------------------------------------------------------------------------------
Unisys Corp.                                                               1.5%
Business info. systems
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                  1.5%
Multimedia communications
--------------------------------------------------------------------------------
Bergen Brunswig Corp. "A"                                                  1.4%
Drug and healthcare distributor
--------------------------------------------------------------------------------
Symbol Technologies, Inc.                                                  1.4%
Bar code laser scanners
--------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                        1.4%
Telephone services
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                                         1.4%
Electric/appliances stores
--------------------------------------------------------------------------------
Shaw Industries, Inc.                                                      1.4%
Carpet manufacturer
--------------------------------------------------------------------------------
Top Ten Total                                                             14.8%
--------------------------------------------------------------------------------


Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             24.8%
--------------------------------------------------------------------------------
Technology                                                                18.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    14.4%
--------------------------------------------------------------------------------
Health Care                                                               11.9%
--------------------------------------------------------------------------------
Utilities                                                                  6.3%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                96%
--------------------------------------------------------------------------------
Cash Equivalents                                                             4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Mid-Cap Growth Fund posted a return of 0.9%.

     The strongest performing sector for the Fund this period was health care. New product introductions and expanding markets in the aging population made for attractive growth prospects in this area. Although these stocks were strong across the board, one stock in particular, Guidant, performed very well, rising nearly 50%. It continues to achieve success in its release of new cardiovascular products while growing its bottom line. A number of mergers in this sector also drove up stock prices. For instance, cardiac device maker Arterial Vascular Engineering was purchased by Medtronic, helping its stock rise nearly 20%. Other mergers in the industry included hospital supplier Allegiance Corp, which is in the process of being taken over by Cardinal Health and saw a huge uptick in its stock price.

     Another strong sector for the Fund this period was technology, as these stocks benefited from increased spending for the Year 2000 (Y2K) problem as well as a decrease in the severity of the global economic crisis. One standout technology stock this year was Network Associates, a data storage supplier. This company benefited from three secular stories: increased Y2K spending, an increase in Internet applications and continuous upgrades in the PC area.

     Another strong sector for the Fund was consumer cyclicals, an area that was driven by the strong domestic economy. Consumers continued to spend, driven by the additional wealth related to a strong stock market. Portfolio holdings such as Harley Davidson benefited from the "deep pockets" of American consumers, as its sales saw a large increase, especially among its higher-end product offerings.

     A disappointing sector for the Fund proved to be utilities. Although the sector ended the year in positive territory, its returns were low. Many of the Fund's holdings are diversified providers and distributors of power that are learning to adjust to a new era of deregulation. Their management teams are strong and they have adjusted well, but their profits continue to suffer.

     Looking ahead, the manager believes the Fund's holdings continue to reflect its growth at a reasonable price philosophy. The reasons for holding these stocks include reasonable revenue growth, stable margins and the strategic use of cash flow to buy back stock. The positive fundamentals of these holdings, accompanied with very reasonable valuation measures, lead the manager to remain optimistic about the prospects for the Fund.




                                          See page 25 for financial details.  15

December 31, 1998


Objective

Capital appreciation; no consideration given to income


Portfolio

Primarily technology-related stocks of companies of all sizes


Fund Inception date

12/22/94


Total Net Assets

$625 million


Number of Securities in the Portfolio

37 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus Circle Investors


PIMCO Innovation Fund

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return         For periods ended 12/31/98

                      D Shares                          Lipper
                                     S&P 500            Mid-Cap
                                       Index            Fund Avg.
--------------------------------------------------------------------------------
6 months              31.0%             9.2%            25.9%
1 year                79.7%            28.6%            51.1%
3 years               34.3%            28.2%            22.9%
Inception             36.6%              --               --


                                Change in Value
                                $10,000 invested at the Fund's inception


                           [LINE GRAPH APPEARS HERE]

                                    CLASS-D


                      PIMCO            S&P
                 Innovation          Index
                     Fund D
============   ============   ============
    12/31/94      10,000.00      10,000.00
    01/31/95       9,919.80      10,259.30
    02/28/95      10,551.05      10,659.10
    03/31/95      10,871.71      10,973.66
    04/30/95      11,342.67      11,296.83
    05/31/95      11,613.18      11,748.36
    06/30/95      12,895.69      12,021.28
    07/31/95      14,098.07      12,419.90
    08/31/95      14,428.68      12,451.08
    09/30/95      14,769.27      12,976.51
    10/31/95      14,589.00      12,930.19
    11/30/95      14,989.73      13,497.82
    12/31/95      14,532.71      13,757.79
    01/31/96      14,337.93      14,226.10
    02/29/96      15,035.38      14,357.98
    03/31/96      14,912.35      14,496.25
    04/30/96      16,502.09      14,709.92
    05/31/96      17,845.53      15,089.29
    06/30/96      17,117.27      15,146.78
    07/31/96      14,686.57      14,477.60
    08/31/96      15,578.75      14,782.93
    09/30/96      17,701.79      15,614.91
    10/31/96      17,578.58      16,045.57
    11/30/96      18,634.91      17,258.46
    12/31/96      17,962.34      16,916.57
    01/31/97      18,950.47      17,973.51
    02/28/97      16,807.97      18,114.43
    03/31/97      15,705.41      17,370.10
    04/30/97      15,954.99      18,407.10
    05/31/97      17,962.35      19,527.72
    06/30/97      18,128.81      20,402.57
    07/31/97      20,812.12      22,026.00
    08/31/97      20,312.88      20,792.10
    09/30/97      21,820.89      21,930.89
    10/31/97      20,416.59      21,198.39
    11/30/97      20,322.81      22,179.67
    12/31/97      19,583.81      22,560.49
    01/31/98      20,357.79      22,810.01
    02/28/98      22,856.77      24,455.07
    03/31/98      23,719.15      25,707.41
    04/30/98      25,433.10      25,966.03
    05/31/98      23,818.50      25,519.67
    06/30/98      26,848.19      26,556.28
    07/31/98      27,003.91      26,273.46
    08/31/98      21,619.33      22,474.84
    09/30/98      25,612.42      23,914.58
    10/31/98      26,585.69      25,859.79
    11/30/98      29,560.63      27,427.15
    12/31/98      35,183.07      29,007.51

*Class D shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class D shares reflects the performance for one of the Fund's oldest classes of shares (Class C), restated to reflect the operating expenses for Class D shares. Past performance is not an indication of future results. See page 17 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
America Online, Inc.                                                       8.6%
Online service provider
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        5.0%
Computer network products
--------------------------------------------------------------------------------
Microsoft Corp.                                                            4.1%
Computer software
--------------------------------------------------------------------------------
Intel Corp.                                                                3.9%
Microcomputer parts
--------------------------------------------------------------------------------
Compaq Computer Corp.                                                      3.8%
Computer manufacturer
--------------------------------------------------------------------------------
International Business Machines Corp.                                      3.7%
Business machines manufacturer
--------------------------------------------------------------------------------
Micron Technology, Inc.                                                    3.5%
Semiconductor memory circuits
--------------------------------------------------------------------------------
Amgen, Inc.                                                                3.3%
Biotechnology
--------------------------------------------------------------------------------
3Com Corp.                                                                 3.1%
Computer communication systems
--------------------------------------------------------------------------------
Nokia Corp. - ADR                                                          3.0%
Telecommunications services
--------------------------------------------------------------------------------
Top Ten Total                                                             42.0%

--------------------------------------------------------------------------------


Top 3 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                75.7%
--------------------------------------------------------------------------------
Health Care                                                                9.7%
--------------------------------------------------------------------------------
Communications                                                             6.6%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              92%
--------------------------------------------------------------------------------
Cash Equivalents                                                           8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund had a stellar six months, returning 31.0% versus the S&P 500's return of 9.2% for the same period. And Innovation Fund has turned in a strong performance for the longer term, handily beating the S&P 500 for both the one-year and three-year periods ended December 31, 1998.

     America Online was one of the Fund's best performing holdings in this period. A variety of factors contributed to its success. Membership reached 15 million subscribers in the fourth quarter. In addition, the release of the Starr Report via the Web increased Internet traffic and confirmed the importance of this medium in general and AOL in particular. The company's announced merger with Netscape and the increase in holiday shopping on the Internet also helped the stock's performance this year.

     Another strong performer for the Fund was Nokia, a cellular phone manufacturer. Nokia, whose product line is considered to be of a higher quality than that of its competitors, benefited from a number of positive factors. "OneRate" plans initiated by AT&T are being emulated by other cell phone service providers, which is driving an increase in business subscribers, while pre-paid plans are accelerating entry-level subscribers. And Nokia continues to benefit from the major worldwide conversion in cellular telephones from analog to digital, which has increased sales of its phones.

     Among our non-technology holdings that have benefited from the use of technology, Amgen was a strong performer. The biotechnology company's anemia drug, Epogen, benefited from last year's increase in recommended dosages by Medicare for dialysis, which increased sales. Another contributor to the company's success this period was a favorable arbitration ruling in a dispute with pharmaceuticals giant Johnson & Johnson. The outcome allows Amgen to market their NESP drug worldwide.

     Another strong area for the Fund was semiconductor stocks. Because of their poor performance for the last several years, the Fund was underweight in this area when, in October, the Federal Reserve cut interest rates and re-ignited a bull market. The Fund quickly increased its semiconductor holdings, and saw a large uptick in the fourth quarter as a result.

     The manager believes the Fund is well-positioned to benefit from the reality that technology spending has become a critical driver of success for most companies. In addition, the Fund is positioned to benefit from the increased spending for the Year 2000 problem and the rapid rise of Internet commerce. The manager is confident that the Fund will continue to identify exciting opportunities within the technology sector.


16                                            See page 26 for financial details.

December 31, 1998

--------------------------------------------------------------------------------
 Footnotes
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

The PIMCO stock funds can invest a portion of their assets in foreign securities, which can involve special risks due to foreign economic and political developments. The Innovation Fund concentrates its portfolio in one sector, making it more volatile than a more diversified stock portfolio, and it, therefore, should be considered as only part of a diversified portfolio.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger- and medium-sized capitalizations, respectively.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total return performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

For additional details on the PIMCO bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-277-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments


Equity Income Fund


December 31, 1998 (Unaudited)



                                                               Value
                                              Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.5%

Aerospace 2.2%
BFGoodrich Co.                               121,500        $ 4,359

Capital Goods 6.2%
Dana Corp.                                   102,900          4,206
GATX Corp.                                   109,000          4,128
Hubbell, Inc. `B'                            107,700          4,093
                                                            -------
                                                             12,427
Communications 6.0%
U.S. West, Inc.                               64,000          4,136
GTE Corp.                                     60,800          4,100
Bell Atlantic Corp.                           66,932          3,803
                                                            -------
                                                             12,039
Consumer Discretionary 13.8%
Ford Motor Co.                                73,300          4,302
Intimate Brands, Inc.                        140,500          4,197
Springs Industries, Inc. `A'                  97,300          4,032
American Greetings Corp. `A'                  98,000          4,024
VF Corp.                                      83,600          3,919
Armstrong World Industries                    59,600          3,595
Penney J.C., Inc.                             73,900          3,464
                                                            -------
                                                             27,533
Consumer Staples 10.3%
RJR Nabisco Holdings Corp.                   279,000          8,283
Kimberly-Clark Corp.                          80,300          4,376
SUPERVALU, Inc.                              142,600          3,993
Anheuser Busch Cos., Inc.                     58,900          3,865
                                                            -------
                                                             20,517
Energy 9.3%
Kerr McGee Corp.                             104,600          4,001
Mobil Corp.                                   45,000          3,921
Repsol SA SP - ADR                            69,500          3,796
Atlantic Richfield Co.                        55,400          3,615
Ultramar Diamond Shamrock Corp.              139,500          3,383
                                                            -------
                                                             18,716
Financial & Business Services 19.3%
PNC Bank Corp.                               150,000          8,119
Union Planters Corp.                         155,900          7,064
Ohio Casualty Corp.                           99,900          4,108
Deluxe Corp.                                 111,000          4,058
Bankers Trust New York Corp.                  46,800          3,998
CIGNA Corp.                                   51,000          3,943
Chase Manhattan Corp.                         56,000          3,812
HRPT Properties Trust                        252,600          3,552
                                                            -------
                                                             38,654
Health Care 4.0%
American Home Products Corp.                  75,000          4,223
Mallinckrodt Group, Inc.                     123,500          3,805
                                                            -------
                                                              8,028
Materials & Processing 13.2%
Georgia-Pacific Corp. (Timber Group)         176,700          4,208
Tenneco, Inc.                                119,600          4,074
Westvaco Corp.                               150,000          4,022
Dow Chemical Co.                              41,300          3,756
Phelps Dodge Corp.                            70,000          3,561
USX-U.S. Steel Group, Inc.                   151,200          3,478
Union Carbide Corp.                           80,000          3,400
                                                            -------
                                                             26,499
Technology 1.9%
Harris Corp.                                 102,000          3,736

Utilities 11.3%
Allegheny Energy, Inc.                       120,000          4,139
Baltimore Gas & Electric                     129,000          3,983
Peoples Energy Corp.                          99,000          3,948
Public Service Enterprise Group, Inc.         94,500          3,780
NICOR, Inc.                                   85,000          3,591
DTE Energy Co.                                76,000          3,259
                                                            -------
                                                             22,700
                                                            -------
Total Common Stocks                                         195,208
                                                            -------
(Cost $178,144)

SHORT-TERM INSTRUMENTS 0.9%

Repurchase Agreement 0.9%
State Street Bank
        3.500% due 01/04/99                  $   1,845     $  1,845
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 5.750% 10/31/02
        valued at $1,883,250. Repurchase
        proceeds are $1,845,718.)
                                                           --------
Total Short-Term Instruments                                  1,845
                                                           --------
(Cost $1,845)

Total Investments (a) 98.4%                                $197,053
(Cost $179,989)

Other Assets and Liabilities (Net) 1.6%                       3,260
                                                           --------

Net Assets 100.0%                                          $200,313
                                                           --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                             $ 27,721

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                              (10,657)
                                                           --------

Unrealized appreciation-net                                $ 17,064
                                                           --------


18   See accompanying notes

Schedule of Investments

Value Fund
December 31, 1998 (Unaudited)


                                                                Value
                                               Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.0%

Aerospace 1.2%
Northrop Grumman Corp.                         40,000        $ 2,925

Capital Goods 3.8%
Dana Corp.                                    120,200          4,913
Deere & Co.                                   134,100          4,442
                                                             -------
                                                               9,355
Communications 6.0%
GTE Corp.                                     110,000          7,418
Bell Atlantic Corp.                           128,300          7,289
                                                             -------
                                                              14,707
Consumer Discretionary 12.9%
Whirlpool Corp.                               130,000          7,199
VF Corp.                                      150,000          7,031
American Greetings Corp. `A'                  115,000          4,722
Dillards, Inc. `A'                            165,000          4,682
Tupperware Corp.                              169,900          2,793
King World Productions, Inc.                   90,000          2,649
Cracker Barrel Old Country Store, Inc.        105,000          2,448
                                                            --------
                                                              31,524
Consumer Services 2.1%
Central Newspapers, Inc. `A'                   70,800          5,058

Consumer Staples 13.1%
SUPERVALU, Inc.                               260,000          7,280
Whitman Corp.                                 210,000          5,329
Kimberly-Clark Corp.                           90,000          4,905
RJR Nabisco Holdings Corp.                    165,000          4,898
Anheuser Busch Cos., Inc.                      74,100          4,863
IBP, Inc.                                     160,000          4,660
                                                            --------
                                                              31,935
Energy 9.7%
Repsol SA SP - ADR                            135,000          7,374
Mobil Corp.                                    77,000          6,709
Kerr McGee Corp.                              127,000          4,858
Ultramar Diamond Shamrock Corp.               200,000          4,850
                                                            --------
                                                              23,791
Environmental Services 2.7%
Browning Ferris Industries, Inc.              230,000          6,541

Financial & Business Services 11.7%
Chase Manhattan Corp.                         105,000          7,147
Countrywide Credit Industries, Inc.           100,000          5,019
PNC Bank Corp.                                 92,000          4,980
Union Planters Corp.                          100,000          4,531
Bear Stearns Cos                              120,000          4,485
Loews Corp.                                    26,000          2,555
                                                            --------
                                                              28,717
Health Care 9.2%
Amgen, Inc. (b)                                70,000          7,319
American Home Products Corp.                   98,000          5,519
CIGNA Corp.                                    66,000          5,103
Mallinckrodt Group, Inc.                      147,500          4,545
                                                            --------
                                                              22,486
Materials & Processing 7.8%
Union Carbide Corp.                           140,100          5,954
USG Corp. (b)                                 100,000          5,094
USX-U.S. Steel Group, Inc.                    180,000          4,140
Westvaco Corp.                                144,600          3,877
                                                              ------
                                                              19,065
Technology 6.8%
Apple Computer, Inc.                          120,000          4,913
Harris Corp.                                  130,000          4,761
Storage Technology Corp. (b)                  131,200          4,666
Adobe Systems, Inc.                            47,500          2,221
                                                           ---------
                                                              16,561

Transportation 1.0%
UAL Corp. (b)                                  40,000          2,388

Utilities 9.0%
Public Service Enterprise Group, Inc.         185,000          7,396
DTE Energy Co.                                170,000          7,289
NICOR, Inc.                                   170,000          7,183
                                                           ---------
                                                              21,868
                                                           ---------
Total Common Stocks                                          236,921
                                                           =========
(Cost $222,027)

SHORT-TERM INSTRUMENTS 2.9%

                                            Principal
                                               Amount
                                               (000s)
Repurchase Agreement 2.9%
State Street Bank
        3.500% due 01/04/99                  $  7,002          7,002
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.500% 02/15/05
        valued at $105,525. Repurchase
        proceeds are $100,039.)
                                                           ---------
Total Short-Term Instruments                                   7,002
(Cost $7,002)                                              =========
Total Investments (a) 99.9%                                 $243,923
(Cost $229,029)

Other Assets and Liabilities (Net) 0.1%                          280
                                                           ---------
Net Assets 100.0%                                           $244,203
                                                           =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                              $ 29,842

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                               (14,948)
                                                            --------
Unrealized appreciation-net                                 $ 14,894
                                                            ========

(b) Non-income producing security.

                                                       See accompanying notes 19

Schedule of Investments


Renaissance Fund
December 31, 1998 (Unaudited)



                                                                Value
                                               Shares          (000s)

COMMON STOCKS 98.1%

Building 0.9%
Owens Corning                                 168,100        $  5,957

Communications 12.7%
Tele-Communications, Inc. `A' (b)             312,400          17,280
Sprint Corp.                                  185,200          15,580
ALLTEL Corp.                                  258,500          15,462
Newbridge Networks Corp. (b)                  496,500          15,081
MediaOne Group, Inc. (b)                      232,600          10,932
AT&T Corp.                                     92,000           6,923
                                                             --------
                                                               81,258
Consumer Discretionary 15.8%
Corning, Inc.                                 423,900          19,075
Cendant Corp. (b)                             933,300          17,790
General Motors Corp.                          242,500          17,354
Hasbro, Inc.                                  421,300          15,219
Tommy Hilfiger Corp. (b)                      143,700           8,622
Time Warner, Inc.                             123,200           7,646
B.J.'s Wholesale Club, Inc. (b)               158,400           7,336
Maytag Corp.                                  117,100           7,289
                                                              -------
                                                              100,331
Consumer Services 2.6%
Carnival Corp. `A'                            194,700           9,346
Reader's Digest Assn., Inc.                   288,100           7,257
                                                              -------
                                                               16,603
Consumer Staples 8.7%
Philip Morris Cos., Inc.                      332,600          17,794
Anheuser Busch Cos., Inc.                     270,000          17,719
American Stores Co.                           367,300          13,567
Champion International `C'                    149,200           6,043
                                                              -------
                                                               55,123
Energy 6.1%
Enron Corp.                                   411,800          23,498
Exxon Corp.                                   207,500          15,173
                                                               ------
                                                               38,671
Financial & Business Services 20.6%
Chase Manhattan Corp.                         208,200          14,171
Fleet Financial Group, Inc.                   315,600          14,103
Federal National Mortgage Assn.               188,600          13,956
Equitable Cos., Inc.                          240,100          13,896
Hartford Life, Inc. `A' (b)                   228,300          13,298
Allmerica Financial Corp.                     208,000          12,038
Capital One Financial Corp.                   101,200          11,638
Valassis Communications, Inc. (b)             194,400          10,036
Citigroup, Inc.                               190,000           9,405
Fremont General Corp.                         259,600           6,425
First Union Corp.                              98,300           5,978
Bank One Corp.                                115,600           5,903
                                                              -------
                                                              130,847
Health Care 10.6%
Allegiance Corp.                              523,500          24,408
Amgen, Inc. (b)                               149,600          15,643
CIGNA Corp.                                   157,700          12,192
Bausch & Lomb, Inc.                           136,700           8,202
Baxter International, Inc.                    103,600           6,663
                                                              -------
                                                               67,108
Materials & Processing 5.5%
Martin Marietta Materials, Inc.               407,600          25,348
Vulcan Materials Co.                           70,400           9,262
                                                             --------
                                                               34,610
Technology 11.2%
International Business Machines Corp.         132,300          24,442
Motorola, Inc.                                216,500          13,220
Learning Company, Inc. (b)                    366,900           9,516
Diebold, Inc.                                 256,300           9,147
Teradyne, Inc. (b)                            177,700           7,530
Micron Technology, Inc. (b)                   141,700           7,165
NCR Corp. (b)                                   1,000              42
                                                            ---------
                                                               71,062


Transportation 2.5%
Atlas Air, Inc.                               326,900        $ 15,998

Utilities 0.9%
Duke Energy Corp.                              92,200           5,907
                                                             --------
Total Common Stocks                                           623,475
                                                             ========
(Cost $506,971)

        SHORT-TERM INSTRUMENTS 2.6%
                                             Principal
                                              Amount
                                              (000s)
Repurchase Agreement 2.6%
State Street Bank
        3.500% due 01/04/99                  $ 16,437          16,437
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.500% 02/15/05
        valued at $16,766,750. Repurchase
        proceeds are $16,443,392.)
                                                             --------
Total Short-Term Instruments                                   16,437
                                                             ========
(Cost $16,437)

Total Investments (a) 100.7%                                 $639,912
(Cost $523,408)

Written Options (c) (0.0%)                                        (72)
(Premiums $133)

Other Assets and Liabilities (Net) (0.7%)                      (4,282)

Net Assets 100.0%                                            $635,558
                                                             ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                               $119,072

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                 (2,568)
                                                             ========
Unrealized appreciation-net                                  $116,504
                                                             ========
(b) Non-income producing security.

(c) Premiums received on written options:

Type                              Contracts       Premium       Value
---------------------------------------------------------------------
Call - OTC Micron Technology, Inc.
        Strike @ 55.00 Exp. 01/22/99    676      $    133     $    72


20 See accompanying notes

Schedule of Investments

Tax Efficient Equity Fund
December 31, 1998 (Unaudited)

                                                            Value
                                             Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.1%
Aerospace 0.8%
Northrop Grumman Corp.                          900        $   66
Lockheed Martin Corp.                           200            17
BFGoodrich Co.                                  400            14
Raytheon Co. `B'                                200            11
                                                           ------
                                                              108
Building 0.8%
Centex Corp.                                    800            36
Fleetwood Enterprises, Inc.                     800            28
Kaufman & Broad Home Corp.                      900            26
Crane Co.                                       500            15
                                                           ------
                                                              105
Capital Goods 8.1%
General Electric Co.                          3,700           378
United Technologies Corp.                       800            87
AlliedSignal, Inc.                            1,900            84
Dana Corp.                                    1,900            78
Honeywell, Inc.                               1,000            75
McDermott International, Inc.                 2,500            62
Tyco International Limited                      800            60
Ingersoll-Rand Co.                              800            38
Engelhard Corp.                               1,200            23
PPG Industries, Inc.                            400            23
Caterpillar, Inc.                               500            23
Briggs & Stratton                               400            20
Johnson Controls, Inc.                          300            18
Newell Co.                                      400            17
Paccar, Inc.                                    400            16
W.R. Grace & Co.                              1,000            16
Hercules, Inc.                                  500            14
Avery Dennison Corp.                            300            14
Nacco Industries, Inc. `A'                      100             9
Textron, Inc.                                   100             8
Sunoco, Inc.                                    200             7
Minnesota Mining & Manufacturing Co.            100             7
Dover Corp.                                     100             4
                                                         --------
                                                            1,081
Communications 8.2%
Bell Atlantic Corp.                           3,400           193
AT&T Corp.                                    2,500           188
BellSouth Corp.                               2,600           130
SBC Communications, Inc.                      2,400           129
Viacom, Inc. `B' (b)                          1,300            96
GTE Corp.                                     1,400            94
U.S. West, Inc.                               1,300            84
AirTouch Communications, Inc. (b)               700            50
MCI WorldCom, Inc.                              700            50
Knight-Ridder, Inc.                             700            36
ALLTEL Corp.                                    500            30
                                                         --------
                                                            1,080
Consumer Discretionary 12.6%
Wal-Mart Stores, Inc.                         2,800           227
Ford Motor Co.                                2,400           140
Home Depot, Inc.                              1,900           116
Procter & Gamble Co.                          1,200           110
Time Warner, Inc.                             1,200            74
TJX Cos., Inc.                                2,300            67
Gap, Inc.                                     1,150            65
UST, Inc.                                     1,600            56
Cendant Corp. (b)                             2,900            55
Eastman Kodak Co.                               700            50
Avon Products, Inc.                           1,100            49
VF Corp.                                      1,000            47
Pitney Bowes, Inc.                              700            46
Lowe's Cos., Inc.                               900            46
Dayton Hudson Corp.                             800            43
Costco Cos., Inc. (b)                           600            43
King World Productions, Inc.                  1,400            41
TRW, Inc.                                       700            39
Maytag Corp.                                    600            37
Walgreen Co.                                    600            35
Federated Department Stores, Inc. (b)           700            30
Emerson Electric Co.                            400            25
Alberto-Culver Co.                              900            24
Harrah's Entertainment, Inc.                  1,500            24
Colgate-Palmolive Co.                           200            19
Liz Claiborne, Inc.                             500            16
Brunswick Corp.                                 600            15
General Motors Corp.                            200            14
Consolidated Stores Corp. (b)                   700            14
Dollar General Corp.                            525            12
Armstrong World Industries                      200            12
Mattel, Inc.                                    500            11
Rite Aid Corp.                                  200            10
Gillette Co.                                    200            10
Wm. Wrigley Jr. Co.                             100             9
The Stanley Works                               300             8
Parker Hannifin Corp.                           200             7
K Mart Corp. (b)                                400             6
Whirlpool Corp.                                 100             6
Goodyear Tire & Rubber Co.                      100             5
Hasbro, Inc.                                    100             4
                                                          -------
                                                            1,667
Consumer Services 2.1%
McDonald's Corp.                                800            61
Gannett, Inc.                                   900            60
Interpublic Group of Companies, Inc.            600            48
McGraw-Hill Companies, Inc.                     400            41
Omnicom Group                                   400            23
New York Times Co.                              600            21
Marriott International, Inc. `A'                300             9
Tribune Co.                                     100             7
Hilton Hotels Corp.                             200             4
Darden Restaurants, Inc.                        200             4
                                                          -------
                                                              278
Consumer Staples 7.9%
Philip Morris Cos., Inc.                      3,600           193
Coca-Cola Co.                                 2,500           167
Anheuser Busch Cos., Inc.                     1,400            92
H.J. Heinz Co.                                1,100            62
Kimberly-Clark Corp.                          1,100            60
Clorox Co.                                      500            58
Albertson's, Inc.                               800            51
SUPERVALU, Inc.                               1,600            45
Quaker Oats Co.                                 700            42
Sara Lee Corp.                                1,400            39
General Mills, Inc.                             500            39
Pepsico, Inc.                                   900            37
Safeway, Inc. (b)                               500            30
Kroger Co. (b)                                  500            30
Adolph Coors Co. `B'                            500            28
Campbell Soup Co.                               400            22
Sysco Corp.                                     700            19
Bestfoods                                       300            16
Kellogg Co.                                     200             7
Fortune Brands, Inc.                            200             6
Cooper Tire & Rubber Co.                        300             6
Louisiana-Pacific Corp.                         300             5
                                                          -------
                                                            1,054
Energy 6.2%
Exxon Corp.                                   3,600           263
Chevron Corp.                                 1,500           124
USX Marathon Group                            3,000            90
Mobil Corp.                                     700            61
Phillips Petroleum Co.                        1,200            51
Rowan Cos., Inc. (b)                          3,900            39
Halliburton Co.                               1,300            39
AES Corp. (b)                                   700            33
Southern Co.                                  1,000            29
Texaco, Inc.                                    500            26
Sun Co., Inc.                                   500            18
Enron Corp.                                     300            17
Ashland, Inc.                                   300            15
Unicom Corp.                                    300            12
Atlantic Richfield Co.                          100             7
                                                            -----
                                                              824

                                                    See accompanying notes 21


Schedule of Investments (Cont.)


Tax Efficient Equity Fund
December 31, 1998 (Unaudited)


                                                                     Value
                                                     Shares         (000s)
--------------------------------------------------------------------------------
Environmental Services 0.1%
Service Systems International                           200        $    8

Financial & Business Services 15.3%
Bank One Corp.                                        2,424           124
Morgan Stanley, Dean Witter, Discover and Co.         1,300            92
Comerica, Inc.                                        1,300            89
American International Group, Inc.                      900            87
First Union Corp.                                     1,400            85
Mellon Bank Corp.                                     1,200            83
Federal National Mortgage Assn                        1,100            81
Sun Trust Banks, Inc.                                   900            69
Chase Manhattan Corp.                                 1,000            68
Allstate Corp.                                        1,500            58
MBNA Corp.                                            2,200            55
Fleet Financial Group, Inc.                           1,200            54
Northern Trust Corp.                                    600            52
Progressive Corp.                                       300            51
Citigroup, Inc.                                       1,000            50
SunAmerica, Inc.                                        600            49
Countrywide Credit Industries, Inc.                     900            45
Bank of New York                                      1,100            44
National City Corp.                                     600            44
American Express Co.                                    400            41
PNC Bank Corp.                                          700            38
Wells Fargo & Co.                                       900            36
Lehman Brothers Holdings, Inc.                          800            35
SLM Holding Corp.                                       700            34
MBIA, Inc.                                              500            33
Automatic Data Processing, Inc.                         400            32
MGIC Investment Corp.                                   800            32
BankBoston Corp.                                        800            31
Marsh & Mclennan Cos                                    500            29
State Street Corp.                                      400            28
Golden West Financial Corp.                             300            28
Conseco, Inc.                                           900            28
Federal Home Loan Mortgage Corp.                        400            26
Charles Schwab Corp.                                    450            25
Capital One Financial Corp.                             200            23
Aon Corp.                                               400            22
Paychex, Inc.                                           400            21
KeyCorp                                                 600            19
Washington Mutual, Inc.                                 500            19
Bear Stearns Cos                                        500            19
Deluxe Corp.                                            500            18
Lincoln National Corp.                                  200            16
BB&T Corp.                                              400            16
Regions Financial Corp.                                 400            16
U.S. Bancorp                                            400            14
Provident Cos., Inc. `B'                                300            12
Franklin Resources, Inc.                                300            10
Republic New York Corp.                                 200             9
H&R Block, Inc.                                         200             9
Associates First Capital Corp. `A'                      200             8
Torchmark Corp.                                         200             7
Equifax, Inc.                                           200             7
Summit Bancorp                                          100             4
BankAmerica Corp.                                        39             2
Waddell & Reed Financial, Inc. `B'                       48             1
                                                                ---------
                                                                    2,028
Health Care 12.0%
Bristol-Myers Squibb Co.                              1,700           226
Merck & Co., Inc.                                     1,300           191
Pfizer, Inc.                                          1,400           175
Eli Lilly & Co.                                       1,300           116
Johnson & Johnson                                     1,300           109
Amgen, Inc. (b)                                       1,000           105
Abbott Laboratories                                   2,000            98
Warner-Lambert Co.                                    1,300            98
Schering-Plough Corp.                                 1,700            94
Cardinal Health, Inc.                                   600            46
Guidant Corp.                                           400            44
HBO & Co.                                             1,500            43
American Home Products Corp.                            700            39
Becton Dickinson & Co.                                  900            38
Medtronic, Inc.                                         500            37
Allergan, Inc.                                          500            32
Tenet Healthcare Corp. (b)                            1,200            32
Biomet, Inc.                                            500            20
CIGNA Corp.                                             200            15
HEALTHSOUTH Corp. (b)                                   700            11
United Healthcare Corp.                                 200             9
Baxter International                                    100             6
Mallinckrodt Group, Inc.                                200             6
                                                                  -------
                                                                    1,590
Materials & Processing 2.3%
Rohm & Haas Co.                                       3,100            93
Aluminum Co. of America                                 500            37
E.I. Du Pont de Nemours, Inc.                           700            37
Fort James Corp.                                        900            36
Air Products & Chemicals                                900            36
Praxair, Inc.                                           700            25
Owens Illinois, Inc. (b)                                800            25
Nucor Corp.                                             200             9
Allegheny Teledyne, Inc.                                200             4
Pioneer Hi-Bred International, Inc.                     100             3
                                                                ----------
                                                                      305
Technology 16.9%
Microsoft Corp. (b)                                   3,400           472
Intel Corp.                                           2,600           308
Cisco Systems, Inc. (b)                               2,350           218
International Business Machines Corp.                 1,100           203
Lucent Technologies, Inc.                             1,600           176
Dell Computer Corp. (b)                               1,600           117
Oracle Corp. (b)                                      1,800            78
EMC Corp. (b)                                           900            77
Tellabs, Inc. (b)                                     1,100            75
Hewlett Packard Co.                                   1,100            75
Sun Microsystems, Inc. (b)                              800            69
Compaq Computer Corp. (b)                             1,300            55
Northern Telecom Limited                              1,000            50
Xerox Corp.                                             400            47
Unisys Corp. (b)                                      1,100            38
Gateway 2000, Inc. (b)                                  600            31
Computer Associates International, Inc.                 700            30
Computer Sciences Corp.                                 400            26
Apple Computer, Inc.                                    600            25
First Data Corp.                                        700            22
Ceridian Corp. (b)                                      300            21
EG&G, Inc.                                              600            17
IMS Health, Inc. (b)                                    100             8
Applied Materials, Inc. (b)                             100             4
                                                                  -------
                                                                    2,242
Transportation 1.1%
Burlington Northern Santa Fe Corp.                    1,100            37
Delta Air Lines, Inc.                                   600            31
AMR Corp. (b)                                           500            30
Navistar International Corp. (b)                        900            26
Southwest Airlines Co.                                  700            16
                                                                  -------
                                                                      140
Utilities 3.7%
Ameritech Corp.                                       1,600           101
Central & South West Corp.                            3,200            88
FPL Group, Inc.                                       1,100            68
Duke Energy Corp.                                       600            38
Coastal Corp.                                         1,000            35
Houston Industry, Inc.                                  800            26
Edison International                                    900            25
Public Service Enterprise Group, Inc.                   600            24
Columbia Gas Systems, Inc.                              400            23
Consolidated Edison, Inc.                               400            21
Baltimore Gas & Electric                                400            12
GPU, Inc.                                               200             9
DTE Energy Co.                                          200             9
Peoples Energy Corp.                                    200             8
                                                                ---------
                                                                      487
                                                                ---------
Total Common Stocks                                                12,997
(Cost $11,850)                                                  =========

22 See accompanying notes


                                                                                  Principal
                                                                                     Amount             Value
                                                                                     (000s)            (000s)
-----------------------------
SHORT-TERM INSTRUMENTS 5.5%

Repurchase Agreement 5.5%
State Street Bank
        3.500% due 01/04/99                                                        $    734         $    734
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 6.250% 08/31/02
        valued at $750,838.  Repurchase
        proceeds are $734,285)
                                                                                                   ---------
Total Short-Term Instruments                                                                             734
(Cost $734)                                                                                        =========

Total Investments (a) 103.6%                                                                        $ 13,731
(Cost $12,584)

Other Assets and Liabilities (Net) (3.6%)                                                               (477)
                                                                                                    --------

Net Assets 100.0%                                                                                   $ 13,254
                                                                                                    ========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                                       $  1,318

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                                           (171)
                                                                                                    --------
Unrealized appreciation-net                                                                         $  1,147
                                                                                                    ========
(b) Non-income producing security.

                                                       See accompanying notes 23

Schedule of Investments


Capital Appreciation Fund
December 31, 1998 (Unaudited)

                                                                  Value
                                                 Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.4%

Building 1.4%
Lafarge Corp.                                   235,850        $  9,552
Centex Corp.                                    139,900           6,304
                                                               --------
                                                                 15,856
Capital Goods 8.3%
Tyco International Limited                      271,900          20,511
United Technologies Corp.                       158,400          17,226
Johnson Controls, Inc.                          268,100          15,818
Honeywell, Inc.                                 147,700          11,124
Textron, Inc.                                   138,900          10,548
Dana Corp.                                      250,600          10,243
Perkin Elmer Corp.                               98,800           9,639
                                                              ---------
                                                                 95,109
Communications 4.7%
SBC Communications, Inc.                        258,600          13,867
U.S. West, Inc.                                 212,700          13,746
AT&T Corp.                                      181,600          13,665
ALLTEL Corp.                                    211,300          12,638
                                                             ----------
                                                                 53,916
Consumer Discretionary 12.7%
Harley-Davidson, Inc.                           324,200          15,359
Wal-Mart Stores, Inc.                           174,400          14,203
Lowe's Cos., Inc.                               276,600          14,158
TJX Cos., Inc.                                  487,600          14,140
Mohawk Industries, Inc.                         335,800          14,125
Gap, Inc.                                       247,700          13,933
CVS Corp.                                       251,500          13,833
Home Depot, Inc.                                225,800          13,816
Ford Motor Co.                                  225,000          13,205
Eastman Kodak Co.                               154,800          11,146
Costco Cos., Inc. (b)                           104,700           7,558
Cintas Corp.                                      5,900             416
                                                              ---------
                                                                145,892
Consumer Services 3.3%
Gannett, Inc.                                   202,900          13,429
New York Times Co.                              385,800          13,382
Omnicom Group                                   198,000          11,484
                                                              ---------
                                                                 38,295
Consumer Staples 9.0%
Albertson's, Inc.                               265,400          16,903
Kroger Co. (b)                                  272,700          16,498
Safeway, Inc. (b)                               267,400          16,295
Clorox Co.                                      117,900          13,772
Anheuser Busch Cos., Inc.                       203,800          13,374
Quaker Oats Co.                                 198,600          11,817
Sara Lee Corp.                                  405,600          11,433
H.J. Heinz Co.                                   54,400           3,080
                                                              ---------
                                                                103,172

Energy 2.1%
Peco Energy Co.                                 285,700          11,892
Energy East Corp.                               205,700          11,622
                                                              ---------
                                                                 23,514
Financial & Business Services 20.4%
Capital One Financial Corp.                     143,500          16,503
Associates First Capital Corp. `A'              345,474          14,639
Fleet Financial Group, Inc.                     320,800          14,336
Provident Cos., Inc. `B'                        329,300          13,666
BankAmerica Corp.                               224,415          13,493
American Express Co.                            125,000          12,781
Southtrust Corp.                                345,950          12,779
Wells Fargo & Co.                               319,100          12,744
First Union Corp.                               202,300          12,302
Countrywide Credit Industries, Inc.             240,600          12,075
Bank One Corp.                                  232,600          11,877
Hartford Financial Services Group, Inc.         213,000          11,688
American International Group, Inc.              117,600          11,363
PNC Bank Corp.                                  207,515          11,232
Alliance Capital Management LP                  419,200          10,794
Ambac, Inc.                                     175,400          10,557
Equity Residential Properties Trust             239,400           9,681
Allstate Corp.                                  233,200           9,007
Household International, Inc.                   140,200           5,555
Simon Property Group, Inc.                      165,800           4,725
MBNA Corp.                                       67,020           1,671
                                                              ---------
                                                                233,468

Health Care 10.5%
Wellpoint Health Networks, Inc. (b)             194,200           16,896
Guidant Corp.                                   129,100           14,233
HBO & Co.                                       436,800           12,531
Biogen, Inc.                                    140,200           11,637
American Home Products Corp.                    205,800           11,589
CIGNA Corp.                                     136,700           10,569
Health Management Associates, Inc. `A' (b)      488,150           10,556
Cardinal Health, Inc.                           125,200            9,500
Schering-Plough Corp.                           162,400            8,973
Eli Lilly & Co.                                  98,200            8,728
Warner-Lambert Co.                               64,100            4,820
                                                               ---------
                                                                 120,032
Materials & Processing 1.0%
Leggett & Platt, Inc.                           515,530           11,342

Technology 18.3%
Compuware Corp. (b)                             193,400           15,109
Oracle Corp. (b)                                343,300           14,805
Lucent Technologies, Inc.                       129,100           14,201
International Business Machines Corp.            76,100           14,059
Tellabs, Inc. (b)                               202,700           13,898
Unisys Corp. (b)                                402,400           13,858
EMC Corp. (b)                                   162,200           13,787
Dell Computer Corp. (b)                         186,400           13,642
Microsoft Corp. (b)                              96,600           13,397
Cisco Systems, Inc. (b)                         141,650           13,147
Intel Corp.                                     110,600           13,113
Ascend Communications, Inc. (b)                 196,200           12,900
Sun Microsystems, Inc. (b)                      144,800           12,399
IMS Health, Inc. (b)                            163,500           12,334
BMC Software, Inc. (b)                          243,900           10,869
Gateway 2000, Inc. (b)                          154,300            7,898
                                                               ---------
                                                                 209,416
Transportation 1.0%
Burlington Northern Santa Fe Corp.              330,700           11,161

Utilities 2.7%
Ameritech Corp.                                 226,500           14,354
Consolidated Edison, Inc.                       237,700           12,568
New Century Energies, Inc.                       72,400            3,530
                                                              ----------
                                                                  30,452
                                                              ----------
Total Common Stocks                                            1,091,625
                                                              ==========
(Cost $854,567)

        SHORT-TERM INSTRUMENTS 4.7%
        Principal
        Amount
        (000s)
Repurchase Agreement 4.7%
State Street Bank
        3.500% due 01/04/99                    $ 53,310           53,310
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.750% 12/31/99
        valued at $3,377,377 and U.S. Treasury
        Note 6.000% 02/15/26 valued at
        $51,005,453. Repurchase proceeds are
        $53,330,731.)
                                                              ----------
Total Short-Term Instruments                                      53,310
                                                              ==========
(Cost $53,310)

Total Investments (a) 100.1%                                  $1,144,935
(Cost $907,877)

Other Assets and Liabilities (Net) (0.1%)                           (519)
                                                              ----------

Net Assets 100.0%                                             $1,144,416
                                                              ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value tax cost.               $  251,151

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.             (14,093)
                                                               ----------
Unrealized appreciation-net                                   $  237,058
                                                              ==========
(b) Non-income producing security.

24  See accompanying notes

Schedule of Investments


Mid-Cap Growth Fund
December 31, 1998 (Unaudited)


                                                                     Value
                                                    Shares           (000s)

COMMON STOCKS 96.8%

Building 2.4%
Lennar Corp.                                        494,700        $  12,491
Pulte Corp.                                         382,000           10,624
                                                                  ----------
                                                                      23,115
Capital Goods 4.9%
Waters Corp. (b)                                    190,100           16,586
General Dynamics Corp.                              200,400           11,748
Tower Automotive, Inc. (b)                          418,500           10,436
Lear Corp. (b)                                      218,600            8,416
                                                                  ----------
                                                                      47,186
Communications 1.9%
Century Telephone Enterprises, Inc.                 205,700           13,885
Superior Telecom, Inc.                               91,700            4,333
                                                                  ----------
                                                                      18,218
Consumer Discretionary 14.5%
Abercrombie & Fitch Co. `A' (b)                     209,400           14,815
Shaw Industries, Inc.                               566,300           13,733
Borders Group, Inc. (b)                             530,200           13,222
Premark International, Inc.                         368,000           12,742
Bed, Bath & Beyond, Inc. (b)                        351,100           11,981
Fred Meyer, Inc. (b)                                191,200           11,520
Family Dollar Stores, Inc.                          510,900           11,240
Dial Corp.                                          371,300           10,721
Westpoint Stevens, Inc. (b)                         321,400           10,144
Furniture Brands International, Inc.                299,300            8,156
Maytag Corp.                                        129,600            8,068
Herman Miller, Inc.                                 197,800            5,316
Tommy Hilfiger Corp. (b)                             86,100            5,166
HON Industries                                      177,800            4,256
                                                                  ----------
                                                                     141,080
Consumer Services 3.6%
Best Buy Co., Inc. (b)                              223,800           13,736
CKE Restaurants, Inc.                               365,046           10,746
Darden Restaurants, Inc.                            588,400           10,591
                                                                  ----------
                                                                      35,073
Consumer Staples 5.8%
Food Lion, Inc. `A'                               1,179,100           12,528
SUPERVALU, Inc.                                     443,000           12,404
IBP, Inc.                                           392,500           11,432
Flowers Industries, Inc.                            430,000           10,293
McCormick & Co.                                     270,200            9,136
                                                                  ----------
                                                                      55,793
Financial & Business Services 25.0%
Valassis Communications, Inc. (b)                   265,200           13,691
Providian Financial Corp.                           174,900           13,118
Protective Life Corp.                               325,000           12,939
Dime Bancorp, Inc.                                  464,400           12,278
Liberty Property Trust                              498,500           12,276
Duke Realty Investments                             522,700           12,153
Allmerica Financial Corp.                           207,900           12,032
First American Corp.                                271,100           12,030
AmSouth Bancorp                                     261,700           11,940
Crestar Financial Corp.                             156,200           11,246
Travelers Property Casualty `A'                     354,600           10,993
Ambac Financial Group, Inc.                         181,800           10,942
Mutual Risk Management Limited                      268,730           10,514
Mercantile Bankshares Co.                           257,800            9,916
BB&T Corp.                                          243,000            9,796
Cullen/Frost Bankers, Inc.                          169,800            9,318
Bank United Corp.                                   235,900            9,259
Exel Limited  `A'                                   120,800            9,060
Finova Group, Inc.                                  166,200            8,964
Peoples Heritage Financial Group                    448,000            8,960
Equity Residential Properties Trust                 188,700            7,631
Summit Bancorp                                      167,490            7,317
Equifax, Inc.                                        90,600            3,097
Centura Banks, Inc.                                  40,300            2,997
                                                                  ----------
                                                                     242,467
Health Care 12.0%
Bergen Brunswig Corp. `A'                           409,800           14,292
Guidant Corp.                                       120,300           13,263
Total Renal Care Holdings (b)                       444,900           13,152
Health Management Associates, Inc. `A' (b)          596,387           12,897
Allegiance Corp.                                    275,600           12,850
Watson Pharmaceuticals, Inc. (b)                    184,700           11,613
Trigon Healthcare, Inc. (b)                         308,600           11,515
Safeskin Corp. (b)                                  444,600           10,726
Mylan Laboratories, Inc.                            274,900            8,659
Arterial Vascular Engineering, Inc. (b)             144,300            7,576
                                                                  ----------
                                                                     116,543
Materials & Processing 1.4%
Southdown, Inc.                                     229,100           13,560

Technology 19.0%
Network Associates, Inc. (b)                        233,825           15,490
Unisys Corp. (b)                                    424,200           14,608
Comverse Technology, Inc. (b)                       205,100           14,562
Symbol Technologies, Inc.                           217,800           13,926
Citrix Systems, Inc. (b)                            141,000           13,686
Lexmark International Group, Inc. `A' (b)           132,200           13,286
Computer Horizons Corp. (b)                         487,900           12,990
Compuware Corp. (b)                                 159,500           12,461
Apple Computer, Inc.                                290,900           11,909
American Power Conversion Corp. (b)                 242,100           11,727
Platinum Technology, Inc. (b)                       584,200           11,173
Tech Data Corp. (b)                                 239,400            9,636
Legato Systems, Inc. (b)                            141,600            9,337
Veritas Software Corp. (b)                          144,700            8,673
Comdisco, Inc.                                      499,350            8,427
The Reynolds & Reynolds Co.                          80,900            1,856
                                                                  ----------
                                                                     183,747
Utilities 6.3%
IPALCO Enterprises, Inc.                            239,300           13,235
Florida Progress Corp.                              258,600           11,589
Minnesota Power, Inc.                               219,100            9,640
DQE, Inc.                                           213,100            9,363
BEC Energy                                          219,100            9,024
Nipsco Industries, Inc.                             276,600            8,419
                                                                  ----------
                                                                      61,270
                                                                  ----------
Total Common Stocks                                                  938,052
(Cost $759,339)                                                   ==========

SHORT-TERM INSTRUMENTS 4.1%

                                                  Principal
                                                   Amount
                                                   (000s)

Repurchase Agreement 4.1%
State Street Bank
        3.500% due 01/04/99                        $ 39,504           39,504
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 5.750% 10/31/02
        valued at $40,296,319. Repurchase
        proceeds are $39,519,363.)
                                                                  ----------
Total Short-Term Instruments                                          39,504
(Cost $39,504)                                                    ==========

Total Investments (a) 100.9%                                        $977,556
(Cost $798,843)

Other Assets and Liabilities (Net) (0.9%)                             (8,800)
                                                                  ----------

Net Assets 100.0%                                                   $968,756
                                                                  ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                      $193,969

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                       (15,256)

Unrealized appreciation-net                                         $178,713

(b) Non-income producing security.

                                                      See accompanying notes  25

Schedule of Investments

Innovation Fund
December 31, 1998 (Unaudited)



                                                                         Value
                                                            Shares      (000s)

 COMMON STOCKS 94.5%

Communications 6.8%
Qwest Communications International, Inc. (b)               305,000   $   15,250
MCI WorldCom, Inc.                                         200,000       14,350
General Instrument Corp. (b)                               370,000       12,557
                                                                     ----------
                                                                         42,157
Health Care 10.0%
Amgen, Inc. (b)                                            201,100       21,028
Sofamor Danek Group, Inc. (b)                              120,000       14,610
Safeskin Corp. (b)                                         330,000        7,961
Quintiles Transnational Corp. (b)                          145,000        7,739
Alpharma, Inc. `A'                                         190,000        6,709
Theragenics Corp. (b)                                      250,000        4,203
                                                                     ----------
                                                                         62,250
Technology 77.7%
America Online, Inc. (b)                                   379,800       54,976
Cisco Systems, Inc. (b)                                    345,000       32,020
Microsoft Corp. (b)                                        190,000       26,351
Intel Corp.                                                210,000       24,898
Compaq Computer Corp. (b)                                  582,500       24,429
International Business Machines Corp.                      130,000       24,016
Micron Technology, Inc. (b)                                450,000       22,753
3Com Corp. (b)                                             440,000       19,718
Nokia Corp. - ADR                                          160,000       19,270
Dell Computer Corp. (b)                                    255,000       18,663
Teradyne, Inc. (b)                                         430,000       18,221
Xilinx, Inc. (b)                                           275,000       17,909
Compuware Corp. (b)                                        222,000       17,344
Ascend Communications, Inc. (b)                            250,000       16,438
Oracle Corp. (b)                                           340,000       14,663
Citrix Systems, Inc. (b)                                   150,000       14,559
EMC Corp. (b)                                              170,000       14,450
Veritas Software Corp. (b)                                 240,000       14,385
Yahoo, Inc. (b)                                             60,000       14,104
Altera Corp. (b)                                           200,000       12,175
Inktomi Corp. (b)                                           79,000       10,221
Business Objects SA SP - ADR (b)                           300,000        9,750
Applied Materials, Inc. (b)                                220,000        9,391
Tellabs, Inc. (b)                                          122,500        8,399
Maxim Integrated Products, Inc. (b)                        160,000        6,990
Sun Microsystems, Inc. (b)                                  80,000        6,850
Novellus Systems, Inc.                                     135,000        6,683
Micron Electronics, Inc.                                   340,000        5,886
                                                                     ----------
                                                                        485,512
                                                                     ----------
Total Common Stocks                                                     589,919
(Cost $349,342)                                                      ----------

                                                         Principal
                                                         Amount
                                                         (000s)
 SHORT-TERM INSTRUMENTS 8.2%

Repurchase Agreement 8.2%
State Street Bank
        3.500% due 01/04/99                           $  51,387          51,387
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 6.125% 12/31/01
        valued at $51,002,140 and
        U.S. Treasury Note 5.750% 04/30/03
        valued at $1,418,346. Repurchase
        proceeds are $51,406,983.)
                                                                     ----------
Total Short-Term Instruments                                             51,387
(Cost $51,387)                                                       ==========

Total Investments (a) 102.7%                                         $  641,306
(Cost $400,729)

Written Options (c) (0.5%)                                               (3,250)
(Premiums $323)

Other Assets and Liabilities (Net) (2.2%)                               (13,503)
                                                                     ----------
Net Assets 100.0%                                                    $  624,553
                                                                     ==========



Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net
unrealized appreciation (depreciation)
of investments based on cost for
federal income tax purposes was as
follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $  240,951

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                              (374)
                                                                     ----------

Unrealized appreciation-net                                          $  240,577
                                                                     ==========
(b) Non-income producing security.

(c) Premiums received on written options:

Type                                  Contracts        Premium        Value
Call - OTC  American Online, Inc.
--------------------------------------------------------------------------------
  Strike @ 95.00 Exp. 01/22/99            650           $    323      $   3,250


See accompanying note

Financial Highlights


Selected Per Share Data                                                                                               Tax-Efficient
for the Year or Period Ended:       Equity Income Fund        Value Fund               Renaissance Fund               Equity Fund
                                    -----------------------   ----------------------   ------------------------      --------------
                                    12/31/1998    04/08/98-    12/31/1998   04/08/98-   12/31/1998     04/08/98-       09/30/98-
                                           (b)    06/30/98            (b)   06/30/98           (b)     06/30/98        12/31/98 (b)
Net Asset Value Beginning
 of Period                           $  16.04     $   16.71    $    15.64   $  15.99   $    19.10    $  18.99          $  10.00
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Net Investment Income
 (Loss) (a)                              0.18          0.09          0.11       0.04         0.01        0.01              0.02
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Net Realized / Unrealized Gain
 (Loss) on Investments (a)              (0.01)        (0.66)         0.06      (0.34)       (0.39)       0.10              0.51
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Total Income from Investment
 Operations                              0.17         (0.57)         0.17      (0.30)       (0.38)       0.11              0.53
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Dividends from Net Investment
 Income                                 (0.18)        (0.10)        (0.10)     (0.05)        0.00        0.00              0.00
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Distributions from Net
 Realized Capital Gains                 (1.76)         0.00         (1.72)      0.00        (2.33)       0.00              0.00
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Total Distributions                     (1.94)        (0.10)        (1.82)     (0.05)       (2.33)       0.00              0.00
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Net Asset Value End of Period           14.27         16.04         13.99      15.64        16.39       19.10             10.53
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Total Return                             1.41%        (3.43)%        1.59%     (1.85)%      (1.04)%      0.58%             5.30%
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Net Assets End of Period (000s)      $    106     $     104     $     108  $      98    $     108    $    126          $    790
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Ratio of Expenses to Average
 Net Assets*                             1.11%         1.10%         1.11%      1.10%        1.26%       1.25%             1.10%
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Ratio of Net Investment Income
   (Loss) to Average Net Assets*         2.45%         2.23%         1.45%      1.23%        0.08%       0.21%             0.43%
---------------------------------   -----------------------   ----------------------   ------------------------      --------------
Portfolio Turnover Rate                    38%           45%           47%        77%         104%        192%                8%
---------------------------------   -----------------------   ----------------------   ------------------------      --------------


Selected Per Share Data
for the Year or Period Ended:      Capital Appreciation Fund   Mid-Cap Growth Fund      Innovation Fund
                                   -------------------------   ---------------------    -------------------------
                                    12/31/1998    04/08/98-    12/31/1998   04/08/98-   12/31/1998     04/08/98-
                                           (b)    06/30/98            (b)   06/30/98           (b)     06/30/98
Net Asset Value Beginning
of Period                             $ 26.01     $   25.41    $    23.99  $   23.97     $  24.28    $  21.50
---------------------------------   -----------------------   ----------------------   ------------------------
Net Investment Income (Loss) (a)         0.04          0.02          0.01       0.00        (0.12)      (0.05)
---------------------------------   -----------------------   ----------------------   ------------------------
Net Realized / Unrealized Gain
 (Loss) on Investments (a)               0.53          0.58          0.13       0.02         7.52        2.83
---------------------------------   -----------------------   ----------------------   ------------------------
Total Income from Investment
  Operations                             0.57          0.60          0.14       0.02         7.40        2.78
---------------------------------   -----------------------   ----------------------   ------------------------
Dividends from Net Investment
  Income                                (0.13)         0.00         (0.01)      0.00         0.00        0.00
---------------------------------   -----------------------   ----------------------   ------------------------
Distributions from Net
  Realized Capital Gains                (1.65)         0.00         (1.07)      0.00        (1.26)       0.00
---------------------------------   -----------------------   ----------------------   ------------------------
Total Distributions                     (1.78)         0.00         (1.08)      0.00        (1.26)       0.00
---------------------------------   -----------------------   ----------------------   ------------------------
Net Asset Value End of Period           24.80         26.01         23.05      23.99        30.42       24.28
---------------------------------   -----------------------   ----------------------   ------------------------
Total Return                             2.60%         2.36%         0.91%      0.08%       31.03%      12.93%
---------------------------------   -----------------------   ----------------------   ------------------------
Net Assets End of Period (000s)       $   208     $     118    $      252  $     142     $  5,239    $    139
---------------------------------   -----------------------   ----------------------   ------------------------
Ratio of Expenses to Average
  Net Assets*                            1.10%         1.10%         1.11%      1.10%        1.30%       1.30%
---------------------------------   -----------------------   ----------------------   ------------------------
Ratio of Net Investment Income
 (Loss) to Average Net Assets*           0.35%         0.27%         0.09%      0.03%       (0.96)%     (0.99)%
---------------------------------   -----------------------   ----------------------   ------------------------
Portfolio Turnover Rate                    62%           75%           45%        66%          60%        100%
---------------------------------   -----------------------   ----------------------   ------------------------

  * Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Unaudited
                                                      See accompanying notes  27

Statements of Assets and Liabilities
December 31, 1998 (Unaudited)


                                                                                           Capital
Amounts in thousands,              Equity                      Renaissance   Tax-Efficient Appreciation  Mid-Cap        Innovation
except per share amounts           Income Fund   Value Fund    Fund          Equity Fund   Fund          Growth Fund    Fund
                                   -------------------------------------------------------------------------------------------------
Assets:
Investments, at value              $   197,053   $   243,923   $   639,912   $    13,731   $ 1,144,935   $   977,556    $   641,306
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                    0             0           271             0             0            22              0
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments
   and foreign currency sold             3,863             0           937            29        10,602         3,920              0
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold            313           266         1,566           215         1,662         2,833         11,668
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends
   receivable                              645           588           772            11         1,345           619             32
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                63             0             2             0             0             0              7
-----------------------------------------------------------------------------------------------------------------------------------
                                       201,937       244,777       643,460        13,986     1,158,544       984,950        653,013
===================================================================================================================================

Liabilities:

Payable for investments and
 foreign currency purchased        $       607   $         8   $     4,715   $       716   $    11,701   $     9,322    $    21,767
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                  0             0            72             0             0             0          3,250
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed           832           279         2,042             0         1,483         5,996          2,475
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee             85            99           339             5           471           375            335
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                  55            74           226             4           292           253            206
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                    29            80           367             4            88           152            298
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                       16            34           141             3            93            96            129
------------------------------------------------------------------------------------------------------------------------------------
                                         1,624           574         7,902           732        14,128        16,194         28,460
====================================================================================================================================

Net Assets                         $   200,313   $   244,203   $   635,558   $    13,254   $ 1,144,416   $   968,756    $   624,553
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                    $   174,937   $   222,831   $   584,306   $    12,204   $   875,555   $   813,060    $   357,052
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed)
   net investment income                 4,816         5,638        44,815            (1)          459            66         (3,276)
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net
   realized gain (loss)                  3,496           840      (110,128)          (96)       31,344       (23,083)        33,127
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation             17,064        14,894       116,565         1,147       237,058       178,713        237,650
------------------------------------------------------------------------------------------------------------------------------------
                                   $   200,313   $   244,203   $   635,558   $    13,254   $ 1,144,416   $   968,756    $   624,553
====================================================================================================================================

Net Assets:
Class D                                    106           108           108           790           208           252          5,239
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                          200,207       244,095       635,450        12,464     1,144,208       968,504        619,314
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class D                                      7             8             7            75             8            11            172
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and
  Redemption Price Per Share
  (Net Assets Per Share
  Outstanding):
Class D                            $     14.27   $     13.99   $     16.39    $     10.53    $     24.80   $     23.05    $   30.42
------------------------------------------------------------------------------------------------------------------------------------
Cost of Investments Owned          $   179,989   $   229,029   $   523,408    $    12,584    $   907,877   $   798,843    $ 400,729
====================================================================================================================================




28  See accompanying notes

Statements of Operations
For the six months ended December 31, 1998 (Unaudited)


                                                                                          Capital
                               Equity                       Renaissance   Tax-Efficient   Appreciation    Mid-Cap       Innovation
Amounts in thousands           Income Fund    Value Fund    Fund          Equity Fund     Fund            Growth Fund   Fund
                               -----------------------------------------------------------------------------------------------------
Investment Income:

Dividends, net of foreign
   taxes                       $     3,371    $   2,805    $   3,641      $    38         $   7,094       $   3,419     $      73
------------------------------------------------------------------------------------------------------------------------------------
Interest                               151          137          581            6             1,122           1,443           773
------------------------------------------------------------------------------------------------------------------------------------
        Total Income                 3,522        2,942        4,222           44             8,216           4,862           846
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees               448          523        1,870           13             2,564           1,843         1,419
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                    290          393        1,246           12             1,577           1,255           873
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class D                 0            0            0            1                 0               0             2
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
   servicing fees -
   Other Classes                       229          619        2,796           19               933           1,298         1,815
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                           7            9           23            0                40              28            13
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                            0            0            6            0                 0               0             0
------------------------------------------------------------------------------------------------------------------------------------
        Total Expenses                 974        1,544        5,941           45             5,114           4,424         4,122
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)         2,548        1,398       (1,719)          (1)            3,102             438        (3,276)
====================================================================================================================================

Net Realized and Unrealized
   Gain (Loss):
Net realized gain (loss) on
   investments                      11,693       12,336      (60,991)         (96)           33,019         (22,826)       58,761
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
   futures contracts and
   written options                       0            0         (642)           0                 0               0        (2,080)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
   appreciation (depreciation)
   on investments                  (11,187)     (10,947)      51,051        1,147           (12,629)         38,989        83,889
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
   appreciation (depreciation)
   on futures contracts and
   written options                       0            0          (16)           0                 0               0        (2,602)
------------------------------------------------------------------------------------------------------------------------------------

        Net Gain (Loss)                506        1,389      (10,598)       1,051            20,390          16,163       137,968
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in
   Assets Resulting from
   Operations                  $     3,054    $   2,787    $ (12,317)     $ 1,050         $  23,492       $  16,601     $ 134,692
====================================================================================================================================



                                                     See accompanying notes  29

Statements of Changes in Net Assets

Amounts in thousands                    Equity Income Fund                             Value Fund
                                        -----------------------------------------------------------------------------------------

                                         Six Months Ended             Year Ended         Six Months Ended             Year Ended
Increase (Decrease) in                  December 31, 1998          June 30, 1998        December 31, 1998          June 30, 1998
 Net Assets from:                             (Unaudited)                                     (Unaudited)
Operations:
Net investment income (loss)               $        2,548        $         4,503          $         1,398        $         2,032
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                           11,693                 23,527                   12,336                 29,304
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation)                                  (11,187)                 4,261                  (10,947)                 3,088
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
   operations                                       3,054                 32,291                    2,787                 34,424
---------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
        Class D                                        (1)                    (1)                      (1)                     0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                              (2,485)                (4,434)                  (1,380)                (2,015)
---------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Class D                                       (12)                     0                      (11)                     0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                             (22,655)               (20,707)                 (26,321)               (20,689)
---------------------------------------------------------------------------------------------------------------------------------

Total Distributions                               (25,153)               (25,142)                 (27,713)               (22,704)
=================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class D                                         0                    108                        8                    100
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                              32,159                 64,648                   45,185                 90,008
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class D                                        13                      1                       12                      0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                              24,490                 24,499                   26,478                 21,627
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class D                                         0                      0                        0                      0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                             (35,957)               (34,922)                 (41,913)               (63,900)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                              20,705                 54,334                   29,770                 47,835
---------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets            (1,394)                61,483                    4,844                 59,555
=================================================================================================================================

Net Assets:
Beginning of period                               201,707                140,224                  239,359                179,804
---------------------------------------------------------------------------------------------------------------------------------
End of period *                            $      200,313        $       201,707          $       244,203        $       239,359
---------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (over-
 distributed) investment income of:        $        4,816        $         4,754          $         5,638        $         5,621
---------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                                             Renaissance Fund
                                                                 ----------------------------------------------

                                                                   Six Months Ended                Year Ended
Increase (Decrease) in                                            December 31, 1998             June 30, 1998
 Net Assets from:                                                       (Unaudited)
Operations:
Net investment income (loss)                                      $         (1,719)         $         (1,489)
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                   (61,633)                  123,570
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                        51,035                     4,045
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                          (12,317)                  126,126
---------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
        Class D                                                                  0                         0
---------------------------------------------------------------------------------------------------------------
        Other Classes                                                            0                      (425)
---------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Class D                                                                (13)                        0
---------------------------------------------------------------------------------------------------------------
        Other Classes                                                      (80,848)                  (80,722)
---------------------------------------------------------------------------------------------------------------

Total Distributions                                                        (80,861)                  (81,147)
===============================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class D                                                                 13                       126
---------------------------------------------------------------------------------------------------------------
        Other Classes                                                      216,611                   465,308
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class D                                                                 13                         0
---------------------------------------------------------------------------------------------------------------
        Other Classes                                                       74,634                    74,240
---------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class D                                                                (27)                        0
---------------------------------------------------------------------------------------------------------------
        Other Classes                                                     (219,532)                 (311,714)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                       71,712                   227,960
---------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                    (21,466)                  272,939
===============================================================================================================

Net Assets:
Beginning of period                                                        657,024                   384,085
---------------------------------------------------------------------------------------------------------------
End of period *                                                   $        635,558          $        657,024
---------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed)
  investment income of:                                           $         44,815          $         46,534
---------------------------------------------------------------------------------------------------------------


30 See accompanying notes

                                                        Tax-Efficient
Amounts in thousands                                    Equity Fund            Capital Appreciation Fund
                                                        ---------------------------------------------------------------------

                                                              Period from
                                                         July 10, 1988 to        Six Months Ended               Year Ended
Increase (Decrease) in                                  December 31, 1998       December 31, 1998            June 30, 1998
 Net Assets from:                                             (Unaudited)             (Unaudited)
Operations:
Net investment income (loss)                            $             (1)        $          3,102         $          4,296
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                             (96)                  33,019                   89,980
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               1,147                  (12,629)                 125,025
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                  1,050                   23,492                  219,301
-----------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
        Class D                                                        0                       (1)                       0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                  0                   (5,606)                  (3,830)
-----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Class D                                                        0                      (14)                       0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                  0                  (70,692)                 (50,344)
-----------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                    0                  (76,313)                 (54,174)
=============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class D                                                      750                      112                      115
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                             14,661                  316,577                  560,304
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of distributions
        Class D                                                        0                       15                        0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                  0                   62,906                   43,103
-----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class D                                                        0                      (29)                       0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                             (3,207)                (305,887)                (207,057)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                             12,204                   73,694                  396,465
-----------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                           13,254                   20,873                  561,592
-----------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                    0                1,123,543                  561,951
-----------------------------------------------------------------------------------------------------------------------------
End of period *                                         $         13,254         $      1,144,416         $      1,123,543
-----------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed)
  investment income of:                                 $             (1)        $            459         $          2,964
-----------------------------------------------------------------------------------------------------------------------------


Amounts in thousands                         Mid-Cap Growth Fund                        Innovation Fund
                                             --------------------------------------------------------------------------------

                                                Six Months Ended          Year Ended     Six Months Ended         Year Ended
Increase (Decrease) in                         December 31, 1998       June 30, 1998    December 31, 1998      June 30, 1998
 Net Assets from:                                    (Unaudited)                              (Unaudited)
Operations:
Net investment income (loss)                    $            438       $         841    $         (3,276)    $        (4,786)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                 (22,826)             58,714              56,681              18,138
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation)                                          38,989              57,682              81,287             109,570
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
   operations                                             16,601             117,237             134,692             122,922
-----------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
        Class D                                                0                   0                   0                   0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                       (424)             (1,495)                  0                   0
-----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Class D                                               (9)                  0                (143)                  0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                    (41,274)            (30,237)            (23,411)            (17,902)
-----------------------------------------------------------------------------------------------------------------------------

Total Distributions                                      (41,707)            (31,732)            (23,554)            (17,902)
=============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class D                                              203                 142               4,967                 124
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                    413,355             600,636             376,354             462,082
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class D                                               10                   0                 142                   0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                     38,459              30,438              21,988              16,937
-----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class D                                             (100)                  0                (707)                  0
-----------------------------------------------------------------------------------------------------------------------------
        Other Classes                                   (251,943)           (310,412)           (275,656)           (468,412)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                    199,984             320,804             127,088              10,731
-----------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                  174,878             406,309             238,226             115,751
=============================================================================================================================

Net Assets:
Beginning of period                                      793,878             387,569             386,327             270,576
-----------------------------------------------------------------------------------------------------------------------------
End of period *                                 $        968,756       $     793,878    $        624,553     $       386,327
-----------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed)
  investment income of:                         $             66       $          52    $         (3,276)    $             0
-----------------------------------------------------------------------------------------------------------------------------


                                                       See accompanying notes 31

Notes to Financial Statements
December 31, 1998 (Unaudited)


1. Organization
PIMCO Funds: Multi-Manager Series (the "Trust" is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds (the "Funds") and three additional series invest in a diversified portfolio of PIMCO Funds (the "Portfolios"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund - $7,736; Value
Fund - $13,783; Renaissance Fund - $8,699; Tax-Efficient Equity Fund - $10; Mid-Cap Growth Fund - $5,933.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.60% for the Renaissance Fund; 0.65% for the Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.40%. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

December 31, 1998 (Unaudited)


     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                             Distribution Fee (%)            Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                      --                         0.25
Class B
All Funds                                    0.75                         0.25
Class C
All Funds                                    0.75                         0.25
Class D
All Funds                                      --                         0.25

     PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 1998, PFD received $1,244,544 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1998 were as follows (amounts in thousands):

                        U.S. Government/Agency              All Other
                      ----------------------------------------------------------
                         Purchases       Sales    Purchases           Sales
--------------------------------------------------------------------------------
Equity Income Fund                                 $ 70,941        $ 70,240
Value Fund                                          106,255         103,491
Renaissance Fund                                    616,624         605,913
Tax-Efficient Equity Fund                            12,460             514
Capital Appreciation Fund                           740,050         656,609
Mid-Cap Growth Fund                                 493,490         334,742
Innovation Fund                                     321,406         235,262


5. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

                             Renaissance Fund               Innovation Fund
                      ----------------------------------------------------------
                         Premium    Contracts       Premium       Contracts
                      ----------------------------------------------------------
Balance at 06/30/98      $   132          630       $   650           1,500
Sales                        704        4,351         3,790           7,100
Closing Buys                (571)      (3,675)       (2,975)         (5,948)
Expirations                 (132)        (630)       (1,141)         (2,000)
Exercised                      0            0            (1)             (2)
--------------------------------------------------------------------------------
Balance at 12/31/98      $   133          676       $   323             650
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):



                                        Equity Income Fund                                   Value Fund
                          ----------------------------------------------   ------------------------------------------------
                          Six Months Ended 12/31/98   Year Ended 6/30/98   Six Months Ended 12/31/98     Year Ended 6/30/98
                             Shares        Amount      Shares     Amount      Shares        Amount        Shares     Amount
                          ----------------------------------------------   ------------------------------------------------
Receipts for shares
  sold
        Class D                   0     $       0           7  $     108           1     $       8             6  $     100
-----------------------   ----------------------------------------------   -------------------------------------------------
        Other Classes         2,158        32,159       4,002     64,648       3,114        45,185         5,791     90,008
-----------------------   ----------------------------------------------   -------------------------------------------------
Issued as reinvestment
  of distributions
        Class D                   1            13           0          1           1            12             0          0
-----------------------   ----------------------------------------------   -------------------------------------------------
        Other Classes         1,741        24,490       1,593     24,499       1,965        26,478         1,478     21,627
-----------------------   ----------------------------------------------   -------------------------------------------------
Cost of shares redeemed
        Class D                   0             0           0          0           0             0             0          0
-----------------------   ----------------------------------------------   -------------------------------------------------
        Other Classes        (2,432)      (35,957)     (2,151)   (34,922)     (2,918)      (41,913)       (4,119)   (63,900)
-----------------------   ----------------------------------------------   -------------------------------------------------
Net increase resulting
  from Fund share
  transactions                1,468     $  20,705       3,451  $  54,334       2,163     $  29,770         3,156  $  47,835
=======================   ==============================================   =================================================

                                        Renaissance Fund
                          ----------------------------------------------
                          Six Months Ended 12/31/98   Year Ended 6/30/98
                             Shares        Amount      Shares     Amount
                          ----------------------------------------------
Receipts for shares
  sold
        Class D                   1     $      13           7  $     126
-----------------------   ----------------------------------------------
        Other Classes        12,725       216,611      25,062    465,308
-----------------------   ----------------------------------------------
Issued as reinvestment
  of distributions
        Class D                   1            13           0          0
-----------------------   ----------------------------------------------
        Other Classes         4,946        74,634       4,447     74,240
-----------------------   ----------------------------------------------
Cost of shares redeemed
        Class D                  (2)          (27)          0          0
-----------------------   ----------------------------------------------
        Other Classes       (13,020)     (219,532)    (16,657)  (311,714)
-----------------------   ----------------------------------------------
Net increase resulting
  from Fund share
  transactions                4,651     $  71,712      12,859  $ 227,960
=======================   ==============================================

                                 Tax-Efficient
                                  Equity Fund                Capital Appreciation Fund
                             ------------------- ------------------------------------------------
                                     Period From       Six Months Ended
                             7/10/98 to 12/31/98               12/31/98       Year Ended 6/30/98
                              Shares      Amount    Shares       Amount      Shares       Amount
                             ------------------- ------------------------------------------------
Receipts for shares
  sold
        Class D                   75  $      750         4    $     112           5    $     115
---------------------------  ------------------- ------------------------------------------------
        Other Classes          1,510      14,661    12,851      316,577      23,379      560,304
---------------------------  ------------------- ------------------------------------------------
Issued as reinvest-
  ment of distributions
        Class D                    0           0         1           15           0            0
---------------------------  ------------------- ------------------------------------------------
        Other Classes              0           0     2,672       62,906       1,860       43,103
---------------------------  ------------------- ------------------------------------------------
Cost of shares redeemed
        Class D                    0           0        (1)         (29)          0            0
---------------------------  ------------------- ------------------------------------------------
        Other Classes           (323)     (3,207)  (12,604)    (305,887)     (8,659)   (207,057)
---------------------------  ------------------- ------------------------------------------------
Net increase resulting
  from Fund share
  transactions                 1,262  $   12,204     2,923    $  73,694      16,585    $ 396,465
===========================  =================== ================================================


                                         Mid-Cap Growth Fund                            Innovation Fund
                             --------------------------------------------  -----------------------------------------
                                      Six Months                                    Six Months
                                  Ended 12/31/98     Year Ended 6/30/98         Ended 12/31/98   Year Ended 6/30/98
                              Shares      Amount     Shares      Amount     Shares      Amount   Shares      Amount
                            --------------------------------------------  ------------------------------------------
Receipts for shares
  sold
        Class D                    9   $     203          6   $     142        190   $   4,967        6  $      124
--------------------------  --------------------------------------------  -----------------------------------------
        Other Classes         18,733     413,355     25,999     600,636     15,330     376,354   22,660     462,082
--------------------------  --------------------------------------------  -----------------------------------------
Issued as reinvest-
  ment of distributions
        Class D                    0          10          0           0          5         142        0           0
--------------------------  --------------------------------------------  -----------------------------------------
        Other Classes          1,800      38,459      1,338      30,438        824      21,988      930      16,937
--------------------------  --------------------------------------------  -----------------------------------------
Cost of shares redeemed
        Class D                   (4)       (100)         0           0        (29)       (707)       0           0
--------------------------  --------------------------------------------  -----------------------------------------
        Other Classes        (11,485)   (251,943)   (13,377)   (310,412)   (11,491)   (275,656) (23,091)   (468,412)
--------------------------  --------------------------------------------  -----------------------------------------
Net increase resulting
  from Fund share
  transactions                 9,053   $ 199,984     13,966   $ 320,804      4,829   $ 127,088      505  $   10,731
==========================  ============================================  =========================================

PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages approximately $244 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.


--------------------------------------------------------------------------------
Manager               PIMCO Advisors L.P., 800 Newport Center Drive,
                      Newport Beach, CA 92660

--------------------------------------------------------------------------------
Distributor           PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                      Stamford, CT 06902

--------------------------------------------------------------------------------
Custodian             Investors Fiduciary Trust Company, 801 Pennsylvania,
                      Kansas City, MO 64105

--------------------------------------------------------------------------------
Shareholder           First Data Investor Services Group, Inc., P.O. Box 9688,
Servicing Agent and   Providence, RI  02940-9688
Transfer Agent

--------------------------------------------------------------------------------
Independent           PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant            Kansas City, MO, 64105

--------------------------------------------------------------------------------
Legal Counsel         Ropes & Gray, One International Place,
                      Boston, MA 02110

--------------------------------------------------------------------------------
This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.


                                                                      PZ017.2/99

[LOGO OF PIMCO FUNDS APPEARS HERE]

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902